HARTFORD SERIES FUND, INC.,
on behalf of
Hartford Mortgage Securities HLS Fund

July 15, 2008

Dear Hartford HLS Fund Participant:

You are cordially invited to attend a Special Meeting ("Meeting") of Hartford Series Fund, Inc. (the "Company"). The Meeting will take place on September 3, 2008 at 2:00 p.m. Eastern Time at the offices of HL Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089.

At the Meeting, shareholders of Hartford Mortgage Securities HLS Fund, a series of the Company (the "Acquired Fund") will be asked to vote on the matters listed in the attached Notice of Special Meeting of Shareholders. As explained in the enclosed Proxy Statement/Prospectus, the purpose of the Meeting is (i) to vote on the proposed Plan of Reorganization (the "Reorganization Plan") pursuant to which the Acquired Fund will be reorganized into Hartford U.S. Government Securities HLS Fund (the "Acquiring Fund"), a series of Hartford HLS Series Fund II, Inc.; and (ii) to transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

We request that you complete the enclosed voting instruction card or proxy card for the upcoming Meeting. The Company's Board of Directors has reviewed and approved the proposal and recommends that you vote FOR the proposal. The Proxy Statement/Prospectus provides more information on the Reorganization Plan. Please read it carefully and return your completed voting instruction card or proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement/Prospectus. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of The Hartford Financial Services Group, Inc. or from our proxy solicitor, Broadridge Financial Solutions, Inc., reminding you to vote your shares.

Very truly yours,

John C. Walters
President and Chief Executive Officer

IMPORTANT INFORMATION

We encourage you to read the enclosed Proxy Statement/Prospectus. However, we thought it would be helpful to provide brief answers to some questions.

Q. 1.  What proposal are shareholders being asked to consider at the upcoming special meeting?

A. 1.  Shareholders of Hartford Mortgage Securities HLS Fund (the "Acquired Fund"), a series of Hartford Series Fund, Inc. (the "Company"), are being asked to approve a Reorganization Plan (the "Reorganization Plan") whereby the Acquired Fund will be reorganized into the Hartford U.S. Government Securities HLS Fund (the "Acquiring Fund"), a series of Hartford HLS Series Fund II, Inc.

Q. 2.  How will reorganizing the Acquired Fund into the Acquiring Fund benefit the Acquired Fund and its shareholders?

A. 2.  Shareholders will benefit from reduced expenses and greater opportunities to realize economies of scale in the larger combined Acquiring Fund. The Acquired Fund is no longer offered to certain Hartford Insurance Company variable annuity and variable life insurance products. As a result, the Acquired Fund is limited in its ability to increase in size and benefit from additional economies of scale. In contrast, the Acquiring Fund is currently available in all Hartford individual annuity and life insurance products and as a result has greater potential for growth.

Q. 3.  Why are shareholders being asked to approve the proposed reorganization into the Acquiring Fund?

A. 3.  The Acquired Fund is a series of the Company, an investment company registered under the Investment Company Act of 1940, as amended, (the "Act"). The Act requires that the approval of shareholders of the Acquired Fund be obtained in order to effect the Reorganization.

Q. 4.  What is the Acquiring Fund's investment goal?

A. 4.  The Acquiring Fund's investment goal is to seek maximum total return while providing shareholders with a high level of current income consistent with prudent investment risk. The Acquiring Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Q. 5.  Who is the adviser and sub-adviser of the Acquiring Fund?

A. 5.  The investment adviser of the Acquiring Fund, HL Investment Advisors, LLC ("HL Advisors"), is also the investment adviser of the Acquired Fund. The Acquiring Fund's sub-adviser, Hartford Investment Management Company ("Hartford Investment Management") is also the sub-adviser of the Acquired Fund.

Q. 6.  Will the Reorganization Plan result in lower expenses for shareholders of the Acquired Fund?

A. 6.  Yes. The Reorganization Plan, if approved, will have the effect of decreasing total operating expenses for shareholders of the Acquired Fund, because the Acquired Fund's shareholders will be subject to the Acquiring Fund's lower total operating expenses at current asset levels. In addition, it is anticipated that the Acquired Fund's shareholders will have greater opportunities to realize cost savings due to the potential for enhanced economies of scale in a fund with a higher level of assets. The Acquiring Fund and the Acquired Fund have fee schedules with different breakpoints at asset levels that have not yet been achieved. For a more detailed discussion of the fee schedule, see "Benefits of the Reorganization for the Acquired Fund's Shareholders" in the enclosed proxy statement.

Q. 7.  Has the Board of Directors approved the Reorganization Plan?

A. 7.  Yes. The Board of Directors, including a majority of the directors who are not interested persons, has reviewed and approved the Reorganization Plan. The Board recommends that you vote FOR the Reorganization Plan.

Q. 8.  How can I vote?

A. 8.  You can vote:

•  By mail: complete and return your proxy card in the enclosed pre-addressed postage-paid envelope.

•  By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.

•  By internet: log on to the website listed on your proxy card and follow the on-screen instructions.

  Whichever method you choose, please take the time to read the Proxy Statement/Prospectus before you vote.

Q. 9.  When should I vote?

A. 9.  Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") or Broadridge Financial Solutions, Inc., a firm authorized by The Hartford to assist in the solicitation of proxies, may be contacting you to urge you to vote on this important matter.

Q. 10.  Where can I obtain additional information about this Proxy Statement/ Prospectus?

A. 10.  For information about voting, please call toll free 1-866-414-6353. To view the Hartford HLS Funds 2007 Annual Report or to obtain additional information about the Proxy Statement/Prospectus:

•  For variable life and annuity owners, please go to www.hartfordinvestor.com (see "Your Vote Counts! Get Your Proxy Information" under "Points of Interest" on or after July 18, 2008).

•  For employer-sponsored retirement programs, please go to retire.hartfordlife.com (see "Your Vote Counts! Get your 2008 Proxy Information" under the "News" tab).

•  Or call: 1-800-862-6668 (if you are an Individual Annuity owner, Hartford or Union-Securities variable annuity owner or a Union-Securities 403b owner); 1-800-231-5453 (if you are a Hartford variable life insurance policy owner); 1-800-476-0499 (if you are a representative or owner of a Hartford administered 401k plan); 1-800-528-9009 (if you are a representative or owner of a Hartford-administered 457, 403b or 401a plan); or 1-877-836-5854 (if you are a representative or owner of any other qualified retirement plan not administered by Hartford).

THE ATTACHED PROXY STATEMENT/PROSPECTUS CONTAINS MORE DETAILED
INFORMATION ABOUT THE REORGANIZATION PLAN. PLEASE READ IT
CAREFULLY.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the "Meeting") of Hartford Mortgage Securities HLS Fund (the "Acquired Fund"), a series of Hartford Series Fund, Inc. (the "Company"), will take place on September 3, 2008 at 2:00 p.m. Eastern Time at the offices of HL Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

1.  To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Fund by Hartford U.S. Government Securities HLS Fund (the "Acquiring Fund"), a series of Hartford HLS Series Fund II, Inc., solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund; and

2.  To transact such other business as may properly come before the Meeting.

The Board of Directors of the Company recommends that you vote FOR the Proposal listed in this notice. Shareholders of record on June 20, 2008 are entitled to notice of and to vote at the Meeting.

The Acquired Fund issues and sells its shares to separate accounts of certain insurance companies (the "Separate Accounts") and to qualified retirement plans (the "Retirement Plans"). The Separate Accounts hold shares of the Acquired Fund, which are vehicles for funding benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts that are issued by insurance companies. As the owners of the assets held in the Separate Accounts, the insurance companies, as well as the Retirement Plans, are the shareholders of the Acquired Fund and are entitled to vote their shares. Pursuant to applicable laws, the insurance companies vote outstanding shares of the Acquired Fund in accordance with instructions received from the owners of the variable annuity and life insurance contracts. In addition to the shareholders of the Acquired Fund, this Notice is being delivered to variable annuity and life insurance contract owners who do not invest directly in or hold shares of the Acquired Fund, but who, by virtue of their ownership of the contracts, have a beneficial interest in the Acquired Fund as of June 20, 2008 (the "Record Date"), so that they may instruct the insurance companies how to vote the shares of the Acquired Fund that underlie their contracts. Retirement Plan fiduciaries should forward the proxy materials (or arrange to have the proxy materials forwarded) to the appropriate plan participants and beneficiaries as required by applicable law and the plan documents governing the plan.

Please read the enclosed Proxy Statement/Prospectus carefully for information concerning the proposal to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement/Prospectus.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD OR PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

By Order of the Board of Directors,

  Edward P. Macdonald
  Secretary

July 15, 2008

TABLE OF CONTENTS

INTRODUCTION	1

PROPOSAL	4

SUMMARY	4

The Proposed Reorganization	4

Comparison of Investment Objectives, Principal Investment Strategies, Risks, and Management of the Acquired Fund and Acquiring Fund	4

COMPARISON OF FEES AND EXPENSES OF ACQUIRED AND ACQUIRING FUNDS	8

Operating Expenses	8

Annual Fund Operating Expenses	8

Reasons for the Reorganization	10

Benefits of the Reorganization for the Acquired Fund's Shareholders	10

MANAGEMENT AND PERFORMANCE OF THE ACQUIRING FUND	11

The Investment Adviser and Sub-Adviser	11

Principal Investment Strategies	11

Performance of the Acquired and Acquiring Funds	12

INFORMATION ABOUT THE REORGANIZATION	14

The Reorganization Plan	14

Tax Considerations	14

Expenses of the Reorganization	14

Board Considerations	14

ADDITIONAL INFORMATION ABOUT THE FUNDS	15

Form of Organization	15

Dividends and Other Distributions	15

Disclosure of Fund Holdings	15

Capitalization of the Funds	16

GENERAL INFORMATION	16

Investment Adviser, Administrator, Transfer Agent, and Principal Underwriter	16

Other Business	16

Shareholder Reports	16

Proxy Solicitation	16

Vote Required	17

Shareholder Proposals	17

Beneficial Owners	17

Information About the Funds	17

MORE INFORMATION REGARDING THE FUNDS	18

Investment Advisory Arrangements	18

Purchase and Redemption of Shares	18

Additional Compensation to Servicing Institutions and Other Persons ("Servicing Intermediaries") for Subaccounting, Administrative and/or Shareholder Processing Services	19

Distribution Plan	19

Determination of Net Asset Value	20

Dividends and Distributions	21

Frequent Purchases and Redemptions of Fund Shares	21

Federal Income Taxes	23

Investment Policy Changes	23

FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND	24

INDEX OF APPENDICES	25

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

APPENDIX B: EXPLANATION OF STRATEGIES AND RISKS	B-1

APPENDIX C: BENEFICIAL OWNERS	C-1

APPENDIX D: MANAGER DISCUSSION OF PERFORMANCE FROM MOST RECENT ANNUAL REPORT	D-1

PART B: STATEMENT OF ADDITIONAL INFORMATION	Part B-1

PROXY STATEMENT/PROSPECTUS

July 15, 2008

PROXY STATEMENT FOR:

HARTFORD MORTGAGE SECURITIES HLS FUND (THE "ACQUIRED FUND")
a series of HARTFORD SERIES FUND, INC.
P.O. Box 2999
Hartford, Connecticut 06104-2999
(800) 862-6668

PROSPECTUS FOR:

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND (THE "ACQUIRING FUND")
a series of HARTFORD HLS SERIES FUND II, INC.
P.O. Box 2999
Hartford, Connecticut 06104-2999
(800) 862-6668

INTRODUCTION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies made by, and on behalf of the Board of Directors (the "Board") of Hartford Series Fund, Inc. (together with Hartford HLS Series Fund II, Inc., the "Companies", and each a "Company"), in connection with the Special Meeting of Shareholders of the Acquired Fund (the "Meeting") to be held September 3, 2008, at 2:00 p.m., Eastern Time, at the offices of HL Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089, and at any adjournment(s) or postponement(s) of the Meeting.

At a meeting held on May 6-7, 2008, the Board approved the Plan of Reorganization (the "Reorganization Plan") relating to the proposed reorganization of the Acquired Fund into Hartford U.S. Government Securities HLS Fund (the "Acquiring Fund") (collectively, the "Funds"). This Proxy Statement/Prospectus provides you with information about the proposed reorganization.

The approximate mailing date of this Proxy Statement/Prospectus is July 15, 2008. The costs of solicitation, including the cost of preparing and mailing the Notice of the Special Meeting of Shareholders and this Proxy Statement/Prospectus, will be paid by HL Advisors, the Acquired Fund's investment adviser. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") or Broadridge Financial Solutions, Inc.("Broadridge"), a firm authorized by The Hartford to assist in the solicitation of proxies and voting instructions, may contact you to solicit your proxy by mail or by telephone. As the meeting date approaches, certain Contract Owners, as defined below, and shareholders of the Acquired Fund may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies and voting instructions that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the Contract Owner or shareholder casting the vote and the voting instructions of the Contract Owner or shareholder are accurately determined.

HL Advisors, the Acquired Fund's investment adviser, and Hartford Life Insurance Company ("Hartford Life"), the administrator for the Funds, are principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089, acts as the Funds' principal underwriter.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before investing. A Statement of Additional Information ("SAI") dated July 15, 2008 relating to this Proxy Statement/Prospectus, and containing additional information about the Reorganization Plan and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions, and risks of each of the Funds, see the Companies' Prospectus and Statement of Additional Information dated May 1, 2008, (File Nos. 333-45431, 811-08629; 033-03920, 811-04615) as supplemented, each of which is incorporated herein by reference and is available, without charge, by calling 1-800-862-6668 or by writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085 Hartford, CT 06102-5085. The Companies' annual report dated December 31, 2007 (File Nos. 333-45431, 811-08629; 033-03920, 811-04615) also is incorporated herein by reference.

You may also obtain proxy materials, reports, and other information filed by the Companies from the SEC's Public Reference Section (1-202-551-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Acquired Fund issues and sells its shares to separate accounts of various insurance companies (the "Separate Accounts") and certain qualified retirement plans (the "Retirement Plans"). The insurance companies and the Retirement Plans are the shareholders of the Acquired Fund. The Separate Accounts hold shares of the Acquiring Fund which is a vehicle for funding benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts which are issued by the insurance companies. Each Separate Account has subaccounts, some of which invest in the Funds and certain other mutual funds. Owners of the variable annuity and variable life insurance contracts issued by these insurance companies ("Contract Owners") allocate the value of their contracts among these subaccounts. Although the insurance companies are the owners of the assets held in the Separate Accounts, the Contract Owners may be indirect participants in the Acquired Fund. Under applicable law, the participating insurance companies provide pass-through voting privileges to the Contract Owners. Contract Owners are asked to complete a voting instruction card, instructing their respective insurance companies on how to vote the shares in which they are the indirect participants.

If you own shares beneficially through a Retirement Plan, you should contact the plan sponsor, trustee, or other administrator for information regarding your right to provide instructions as to the voting of Fund shares. If you are a Retirement Plan sponsor, trustee, or other administrator and are authorized to vote shares held by a Retirement Plan, please complete the enclosed proxy card and return it in the enclosed envelope.

Contract Owners may revoke their voting instructions at any time until the voting results are announced at the Meeting by either submitting another voting instruction card or submitting prior written notice of their revocation to their respective insurance company. Shareholders may revoke authority to vote their shares by submitting another proxy or submitting written notice of revocation to the Secretary of the Companies. Unless revoked, properly executed voting instruction cards or proxy cards that have been returned by Contract Owners or shareholders without instructions will be voted "FOR" the Proposal to approve the Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Fund by the Acquiring Fund solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund (the "Proposal"). In instances where choices are specified by the Contract Owners or shareholders in the voting instruction cards or proxy cards, those Contract Owners' or shareholders' votes will be voted or the votes will be withheld in accordance with the Contract Owners' or shareholders' choices. Votes of Contract Owners for which no voting instructions are received will be voted by an insurance company in the same proportion as the votes of Contract Owners for which voting instructions are received by such insurance company. Votes can be cast to approve or disapprove the Proposal. Abstentions and broker non-votes (proxy cards received by the Company from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote "AGAINST" the Proposal. So far as the Board is aware, no matters other than those described in this Proxy Statement/Prospectus will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

Contract Owners and shareholders may vote by completing and returning the enclosed voting instruction card or proxy card. Contract Owners and shareholders may also vote by touchtone telephone or by internet, by following the instructions on the proxy card. To vote by internet or by telephone, a Contract Owner or shareholder will need the "control number" that appears on the proxy card. After inputting this number, the Contract Owner or shareholder will be prompted to provide their voting instructions on the Proposal. Contract Owners and shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

In all cases where a telephonic proxy or voting instructions are solicited by Broadridge, the Broadridge representative is required to ask for each Contract Owner's or shareholder's full name and address, or the zip code or employer identification number, and to confirm that the Contract Owner or shareholder has received the proxy materials in the mail. If the Contract Owner or shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to Broadridge, then the Broadridge representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the Contract Owner's or shareholder's instructions on the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract Owner or shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Broadridge representative will record the Contract Owner's or shareholder's instructions on the card. Within 72 hours, the Contract Owner or shareholder will be sent a letter or mailgram to confirm his or her vote and asking the Contract Owner or shareholder to call the Broadridge representative immediately if his or her instructions are not correctly reflected in the confirmation.

Although a Contract Owner's or shareholder's vote may be solicited and taken by telephone, each Contract Owner and shareholder will also receive a copy of this Proxy Statement/Prospectus and may vote by mail using the enclosed proxy card or voting instruction card, or by touchtone telephone or the internet as set forth on the voting instruction and proxy cards. The last proxy vote received in time to be voted, whether by voting instruction card or proxy card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the Contract Owner or shareholder.

Only those shareholders owning shares as of the close of business on June 20, 2008 (the "Record Date") may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. There were 38,999,489.3651 issued and outstanding shares of the Acquired Fund (consisting of 29,716,924.9665 IA and 9,282,564.3986 IB shares) as of the Record Date. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. As a shareholder, you will not have appraisal rights in connection with the Proposal applicable to you described in this Proxy Statement/Prospectus.

The presence, either in person or by proxy, of shareholders owning a majority of shares of the Acquired Fund entitled to vote at the Meeting shall constitute a quorum. Because Hartford Life and its affiliates are the majority shareholders of the Acquired Fund, their presence at the Meeting in person or proxy will meet the quorum requirement. If a quorum is present but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. Because Hartford Life and its affiliates will vote their shares of the Acquired Fund in the same proportion as votes submitted by Contract Owners, it is possible that a small number of Contract Owners can determine the outcome of a matter submitted to shareholders. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken for the Proposal in this Proxy Statement/Prospectus prior to any adjournment provided that there is a quorum. If the Proposal receives a sufficient number of votes for approval prior to any adjournment, the Proposal shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.

PROPOSAL

APPROVAL OF THE REORGANIZATION PLAN

GENERAL OVERVIEW

At a meeting held on May 6-7, 2008, the Boards of Directors (the "Board") of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., (together, the "Companies" and each a "Company"), including a majority of the directors who are not interested persons, each separately approved the following Plan of Reorganization (the "Reorganization Plan"):

•  the proposed reorganization of Hartford Mortgage Securities HLS Fund (the "Acquired Fund") into Hartford U.S. Government Securities HLS Fund (the "Acquiring Fund") (each a "Fund", and together, the "Funds") (the "Reorganization");

The Acquired Fund is a series of Hartford Series Fund, Inc. and the Acquiring Fund is a series of Hartford HLS Series Fund II, Inc. This Proxy Statement/Prospectus provides shareholders with information about the Reorganization.

If shareholders of the Acquired Fund approve the proposed reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange solely for shares of the Acquiring Fund. Following the transfer of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Acquired Fund will distribute to each shareholder his or her portion of shares of the Acquiring Fund it receives in the Reorganization. Each shareholder will receive Class IA or Class IB shares of the Acquiring Fund having an aggregate value equal to the aggregate value of Class IA or Class IB shares of the Acquired Fund held by the shareholder immediately prior to the Reorganization. Following the Reorganization, the Acquired Fund will liquidate.

Because shareholders of the Acquired Fund, are being asked to approve a transaction that will result in such shareholders holding shares of the Acquiring Fund, this document also serves as a prospectus for the Acquiring Fund.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Companies' Prospectus and Statement of Additional Information dated May 1, 2008, as supplemented, (File Nos. 333-45431, 033-03920) and the Reorganization Plan. A form of the Reorganization Plan is attached hereto as APPENDIX A.

The Proposed Reorganization

At a meeting held on May 6-7, 2008, each Board approved the Reorganization Plan with respect to the Funds. Subject to the approval of shareholders of the Acquired Fund, the Reorganization Plan provides for:

•  the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;

•  the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund as of the Closing Date (as described below);

•  the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

•  the complete liquidation of the Acquired Fund.

The Reorganization is expected to be effective immediately after the close of business on September 29, 2008, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. Each shareholder will hold, immediately after the Closing, shares of the same class of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of the applicable Acquired Fund held by that shareholder as of the close of business on the date of the Closing.

Comparison of Investment Objectives, Principal Investment Strategies, Risks, and Management of the Acquired Fund and Acquiring Fund

The investment objectives, principal investment strategies, and risks of the Funds are similar in many respects. Each Fund is managed by the same investment adviser. The charts and summaries below describe important similarities and differences between the Funds. There can be no assurance that a Fund will achieve its stated objective. Each Fund's investment objective may be changed without approval of the shareholders of the Fund.

There are differences in the principal investment strategies and principal investment risks of the Acquired Fund and the Acquiring Fund, including:

The Acquired Fund invests 80% of its assets in high quality mortgage-related securities, while the Acquiring Fund invests 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Acquired Fund and the Acquiring Fund are each subject to interest rate risk, credit risk, and prepayment risk.

In contrast to the Acquired Fund, investments of the Acquiring Fund also carry income risk, the potential decline in the Fund's income due to falling interest rates.

In contrast to the Acquiring Fund, investments of the Acquired Fund also carry manager risk, the risk that mortgage securities as a group could fall out of favor with the market or that the manager's selection strategy does not perform as expected.

There are no material differences between the rights of shareholders of the Acquired Fund and the Acquiring Fund.

	Acquired Fund	Acquiring Fund
Objective	The Hartford Mortgage Securities HLS Fund seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities.	The Hartford U.S. Government Securities HLS Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

Principal Investment Strategies	The fund normally invests at least 80% of its assets in high quality mortgage-related securities either (i) issued by U.S. Government agencies, instrumentalities or sponsored corporations, or (ii) rated "A" or better by Moody's or S&P or Fitch or, if not rated, which are of equivalent investment quality as determined by Hartford Investment Management. These U.S. Government agencies, instrumentalities or sponsored corporations may include the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.	The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

	At times the fund may invest in mortgage-related securities not meeting the foregoing investment quality standards when Hartford Investment Management deems such investments to be consistent with the fund's investment objective; however, no such investments are made in excess of 20% of the fund's total assets. Such investments are considered mortgage-related securities for purposes of the investment strategy that the fund invest at least 80% of its assets in mortgage-related securities.	To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with a weighted average life of between five and fifteen years. The weighted average life of a security denotes the weighted average time to receipt of principal.

In addition, the fund may invest in mortgage-related securities known as collateralized mortgage obligations, including residential and commercial mortgage-backed securities which are issued by governmental agencies or private entities.
	The fund may also purchase asset-backed securities. The fund may trade securities actively.	The fund may trade securities actively.

	Acquired Fund	Acquiring Fund
Principal Investment Risks	The primary risks of this fund are interest rate risk, credit risk, prepayment risk, and manager risk. You could lose money as a result of your investment.	The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

	Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.	Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

	Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.	The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

	Prepayment risk refers to the possibility that any mortgage securities held by the fund may be adversely affected by changes in prepayment rates on the underlying mortgages. If prepayments increase as a result of lower interest rates the fund may have to invest a portion of its assets at lower rates.	The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" — or repay — its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Hartford Investment Management's investment strategy significantly influences the fund's performance. Mortgage securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other categories. Similarly, if the manager's selection strategy does not perform as expected, the fund could underperform its peers or lose money. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.
	The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).	Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

	Acquired Fund	Acquiring Fund
Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.
The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

Fundamental Investment Restrictions	Identical to the Acquiring Fund.	Identical to the Acquired Fund.

Investment Adviser and Advisory Fees	HL Investment Advisors, LLC
HL Advisors receives compensation, calculated daily and paid monthly, from the Fund at the following annual rates (as a specified percentage of the Fund's average daily net assets): 0.45% of the first $2 billion; 0.40% of the next $3 billion; 0.38% of the next $5 billion and 0.37% of assets over $10 billion.	HL Investment Advisors, LLC
HL Advisors receives compensation, calculated daily and paid monthly, from the Fund at the following annual rates (as a specified percentage of the Fund's average daily net assets): 0.50% of the first $50 million; 0.45% of the next $4.95 billion; 0.43% of the next $5 billion and 0.42% of assets over $10 billion.*

	(For the fiscal year ended December 31, 2007, the Fund paid an advisory fee to HL Advisors equal in total to 0.45% of the Fund's average daily net assets.)	(For the fiscal year ended December 31, 2007, the Fund paid an advisory fee to HL Advisors equal in total to 0.45% of the Fund's average daily net assets.)

*  Effective upon the completion of the Reorganization, HL Advisors has contractually agreed to eliminate the first breakpoint of the Acquiring Fund's fee schedule creating a new fee schedule of 0.45% of the first $5 billion; 0.43% of the next $5 billion and 0.42% of assets over $10 billion.

	Acquired Fund	Acquiring Fund
Sub-Adviser and Sub-Advisory Fees	Hartford Investment Management Company ("Hartford Investment Management")
HL Advisors pays Hartford Investment Management the direct and indirect costs incurred in managing the Hartford Investment Management-advised HLS Funds.	Hartford Investment Management Company ("Hartford Investment Management")
HL Advisors pays Hartford Investment Management the direct and indirect costs incurred in managing the Hartford Investment Management-advised HLS Funds.

Fund Manager(s)	John Hendricks Russell M. Regenauer Timothy Wilhide	John Hendricks Russell M. Regenauer Timothy Wilhide

COMPARISON OF FEES AND EXPENSES OF ACQUIRED AND ACQUIRING FUNDS

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of each Fund. It is expected that combining the Funds in the manner proposed in the Reorganization Plan may permit shareholders of the Acquiring Fund greater opportunities to realize economies of scale. For further information on the fees and expenses of the Acquiring Fund, please see "More Information Regarding the Acquiring Fund" in this Proxy Statement/Prospectus.

Operating Expenses

The current expenses of each Fund and estimated pro forma expenses after giving effect to the proposed Reorganization are shown in the table below. pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization as of December 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical. The table below does not reflect expenses and charges that are, or may be, imposed under your variable life insurance or variable annuity contracts or by a qualified retirement plan. For information on these charges, please refer to the applicable prospectus, prospectus summary or disclosure statement of your variable insurance contracts.

Annual Fund Operating Expenses (as a percentage of each Fund's average daily net assets)

Class IA

	Hartford Mortgage Securities HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford U.S. Government Securities HLS Fund(1)
SHAREHOLDER FEES (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	Not applicable	Not applicable	Not applicable
Maximum deferred sales charges (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	Not applicable	Not applicable	Not applicable
Exchange fees	None	None	None
ANNUAL OPERATING EXPENSES (expenses that are deducted from the fund's assets)
Management fees	0.45%	0.45%	0.45	%(2)
Distribution and service (12b-1 fees	None	None	None
Other expenses	0.04%	0.02%	0.02%
Total annual operating expenses	0.49%	0.47%	0.47%

Class IB

	Hartford Mortgage Securities HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford U.S. Government Securities HLS Fund(1)
SHAREHOLDER FEES (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	Not applicable	Not applicable	Not applicable
Maximum deferred sales charges (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	Not applicable	Not applicable	Not applicable
Exchange fees	None	None	None
ANNUAL OPERATING EXPENSES (expenses that are deducted from the fund's assets)
Management fees	0.45%	0.45%	0.45	%(2)
Distribution and service (12b-1 fees	0.25%	0.25%	0.25%
Other expenses	0.04%	0.02%	0.02%
Total annual operating expenses	0.74%	0.72%	0.72%

(1)  Reflects pro forma amounts if the Reorganization is approved.

(2)  Effective upon the completion of the Reorganization, HL Advisors has contractually agreed to eliminate the first breakpoint of the Acquiring Fund's fee schedule creating a new fee schedule of 0.45% of the first $5 billion; 0.43% of the next $5 billion and 0.42% of assets over $10 billion.

Example

This example is intended to help you compare the cost of investing in the Funds and in the Acquiring Fund (after the Reorganization) on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the Acquiring Fund after the Reorganization for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class IA

	1 Year	3 Years	5 Years	10 Years
Hartford Mortgage Securities HLS Fund	$50	$157	$274	$616
Hartford U.S. Government Securities HLS Fund	$48	$151	$263	$591
Hartford U.S. Government Securities HLS Fund Pro Forma(1)	$48	$151	$263	$591

Class IB

	1 Year	3 Years	5 Years	10 Years
Hartford Mortgage Securities HLS Fund	$76	$237	$411	$918
Hartford U.S. Government Securities HLS Fund	$74	$230	$401	$894
Hartford U.S. Government Securities HLS Fund Pro Forma(1)	$74	$230	$401	$894

(1)  Reflects pro forma amounts if the Reorganization is approved.

Reasons for the Reorganization

The Reorganization is being proposed for several reasons. The Reorganization is being proposed as a solution to address the small asset levels and lack of growth of the Acquired Fund. The Acquired Fund has experienced a steady outflow of assets. In addition, the Hartford Insurance Companies no longer offer the Acquired Fund to contract owners, making it unlikely that the Acquired Fund will increase assets. The Reorganization is anticipated to provide opportunities to realize greater economies of scale.

HL Investment Advisors, LLC ("HL Advisors"), the Funds' investment adviser, will bear all costs associated with the Reorganization, except for brokerage fees and brokerage expenses.

Approval of the Reorganization Plan requires the affirmative vote of a "majority of the outstanding voting securities" of the Acquired Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Acquired Fund's outstanding shares. In the event that the shareholders of the Acquired Fund do not approve the Reorganization Plan, the Acquired Fund will continue to operate as a separate entity, and the Board will determine what further action, if any, to take.

After careful consideration, the Board approved the Reorganization Plan. The Board recommends that you vote "FOR" the proposed Reorganization Plan.

Benefits of the Reorganization for the Acquired Fund's Shareholders

In considering whether to approve the Reorganization Plan, you should note that:

•  The Acquired Fund and the Acquiring Fund have similar investment objectives. The Acquired Fund's investment objective is to seek maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. The Acquiring Fund's investment objective is to seek to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

•  Both Funds offer exposure to high quality fixed-income investments. The Acquired Fund pursues its investment objective by investing at least 80% of its assets in high quality mortgage-related securities either (i) issued by U.S. Government agencies, instrumentalities or sponsored corporations, or (ii) rated "A" or better by Moody's or S&P or Fitch or, if not rated, which are of equivalent investment quality as determined by Hartford Investment Management Company ("Hartford Investment Management"). These U.S. Government agencies, instrumentalities or sponsored corporations may include the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The Acquiring Fund pursues its investment objective by investing at least 80% its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Acquiring Fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

•  Both Funds employ the same investment approach and the same portfolio construction process, which is a top down strategic sector allocation approach with a tactical bottom-up security selection process.

•  The Reorganization Plan, if approved, will have the effect of lowering total operating expenses for shareholders of the Acquired Fund. The Acquired Fund's shareholders will be subject to the Acquiring Fund's fee schedule.

•  The Acquiring Fund and the Acquired Fund are subject to fee schedules with different breakpoint levels. The Acquired Fund is subject to a fee schedule with an initial breakpoint at $2 billion. The Acquiring Fund, upon the completion of the Reorganization, will subject to a fee schedule with an initial breakpoint at $5 billion. However, the Acquired Fund is currently not offered to contract owners, which renders the Acquired Fund unlikely to reach asset levels that would trigger its first fee breakpoint. HL Advisors anticipates that the Reorganization will provide shareholders of the Acquired Fund with a greater opportunity to realize economies of scale which could result in lower overall expenses in the future.

•  The Funds have the same investment adviser, HL Investment Advisors, LLC ("HL Advisors"), which will continue to oversee the investment program of the Acquiring Fund and the performance of Hartford Investment Management, the Acquiring Fund's sub-adviser, after consummation of the Reorganization.

•  The Acquiring Fund is the larger fund (approximately $1,339.8 million in assets versus $432.7 million in assets for the Acquired Fund as of March 31, 2008).

•  As of May 5, 2008, the Acquired Fund is no longer offered within Hartford Life's individual annuity and life insurance products. However, the Acquiring Fund will continue to be offered within Hartford Life's individual annuity and life insurance products, which leads to greater opportunities for growth and economies of scale than the Acquired Fund, which is not currently offered to contract holders.

•  The share purchase and redemption provisions for each Fund are the same. For additional information on purchase and redemption provisions, see "More Information Regarding the Acquiring Fund."

•  The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of the Funds will not recognize gain or loss as a result of the Reorganizations. See "Information About the Reorganization — Tax Considerations."

MANAGEMENT AND PERFORMANCE OF THE ACQUIRING FUND

The Investment Adviser and Sub-Adviser

HL Advisors has overall responsibility for the management of the Acquiring Fund pursuant to an advisory agreement effective on or about April 30, 2002. For such services, the Acquiring Fund pays an investment advisory fee to HL Advisors and an administrative fee to Hartford Life, monthly at the annual rate of 0.50% of the first $50 million; 0.45% of the next $4.95 billion; 0.43% of the next $5 billion and 0.42% of assets over $10 billion. Subject to the approval of the Reorganization by shareholders, HL Advisors has agreed to eliminate the first breakpoint of the fee schedule. Under this proposed schedule, the Acquiring Fund would pay an investment advisory fee to HL Advisors and an administrative fee to Hartford Life, monthly at the annual rate of 0.45% of the first $5 billion; 0.43% of the next $5 billion; and 0.42% of assets over $10 billion. For more information about HL Advisors, see "More Information Regarding the Acquiring Fund — Investment Advisory Arrangements" below.

HL Advisors has entered into a sub-advisory agreement with Hartford Investment Management to provide investment advisory services to the Acquiring Fund on or about April 30, 2002 (the "Agreement"). As of April 30, 2008, Hartford Investment Management had approximately $147.4 billion in assets under management.

Pursuant to the Agreement, Hartford Investment Management furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Acquiring Fund, and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board and HL Advisors. For such services, the Acquiring Fund pays Hartford Investment Management the direct and indirect costs incurred in managing the Acquiring Fund.

The following individuals have responsibility for the day-to-day management of the Acquiring Fund:

John Hendricks

•  Senior Vice President of Hartford Investment Management

•  Portfolio manager for the fund since June 1, 2008

•  Joined Hartford Investment Management in 2005 and has been an investment professional involved in securities trading since 1982

Russell M. Regenauer

•  Senior Vice President of Hartford Investment Management

•  Portfolio manager for the fund since 2003

•  Joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985

Timothy Wilhide

•  Senior Vice President of Hartford Investment Management

•  Portfolio manager for the fund since June 1, 2008

•  Joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978

The Acquiring Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Acquiring Fund.

Principal Investment Strategies

Currently, the Acquiring Fund is subject to a policy, due to its name "U.S. Government Securities," regarding the amount it can invest in certain types of securities ("Name Policy"). The Name Policy requires that the Acquiring Fund invest at least 80% of net assets in securities issued or backed by the U.S. Government or its agencies or instrumentalities. This requirement is applied at the time the Acquiring Fund invests its assets. If, subsequent to an investment by the Acquiring Fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the Acquiring Fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. The Acquiring Fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the Acquiring Fund's outstanding shares as defined in the 1940 Act. The name of the Acquiring Fund may be changed at any time by a vote of its board of directors. Shareholders will be given written notice at least 60 days prior to any change by the Acquiring Fund of its 80% investment policy.

The Acquiring Fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The Acquiring Fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The Acquiring Fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the Acquiring Fund selects securities that appear from a yield perspective to be attractive. The Acquiring Fund tends to focus on maintaining a bond portfolio with a weighted average life of between five and fifteen years. The weighted average life of a security denotes the weighted average time to receipt of principal.

Performance of the Acquired and Acquiring Funds

The bar chart and table below indicate the risks of investing in the Acquired Fund. The bar charts show how the Funds' total returns have varied from year to year, while the tables show how the Funds' performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Any such additional sales charges or other fees will lower the Acquired Fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Acquired Fund — Hartford Mortgage Securities HLS Fund

Class IA

During the periods shown in the bar chart, the highest quarterly return was 3.83% (3rd quarter, 2001) and the lowest quarterly return was –1.32% (2nd quarter, 2004).

Class IB(1)

During the periods shown in the bar chart, the highest quarterly return was 3.78% (3rd quarter, 2001) and the lowest quarterly return was –1.38% (2nd quarter, 2004).

Average Annual Total Returns
for periods ending 12/31/2007

	1 Year	5 Years	10 Years
Class IA	3.39%	3.36%	5.06%
Class IB(1)	3.13%	3.10%	4.81%
Lehman Mortgage-Backed Securities Index (reflects no deduction for fees or expenses)	6.89%	4.48%	5.90%
Index: Lehman Mortgage-Backed Securities Index is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. You cannot invest directly in an index.

(1)  Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

Acquiring Fund — Hartford U.S. Government Securities HLS Fund

Class IA

During the periods shown in the bar chart, the highest quarterly return was 5.23% (3rd quarter, 2002) and the lowest quarterly return was –2.19% (2nd quarter, 2004).

Class IB(2)

During the periods shown in the bar chart, the highest quarterly return was 5.16% (3rd quarter, 2002) and the lowest quarterly return was –2.25% (2nd quarter, 2004).

Average Annual Total Returns
for periods ending 12/31/2007

	1 Year	5 Years	10 Years
Class IA(1)	4.38%	2.83%	5.03%
Class IB(2)	4.12%	2.57%	4.77%
Lehman Brothers Intermediate Government Bond Index (reflects no deduction for fees or expenses)	8.47%	3.69%	5.55%
Index: The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years. You cannot invest directly in an index.

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.

(2)  Class IB shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Plan

The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for corresponding Class IA or Class IB shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to their shareholders, and then the Acquired Fund will be liquidated.

After the Reorganization, each shareholder of the Acquired Fund will own shares in the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders' accounts the same class shares representing such shareholders' interests previously credited to the accounts of the Acquired Fund. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests for the redemption of Acquiring Fund shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be amended or terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Form of Agreement and Plan of Reorganization at APPENDIX A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

Tax Considerations

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Acquired Fund, the Acquiring Fund, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the Closing, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as tax-free reorganizations for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Expenses of the Reorganization

HL Advisors will bear all of the expenses relating to the Reorganization, except brokerage fees and any brokerage expenses. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Fund's registration statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund' proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

Board Considerations

The proposed Reorganization was presented to the Board for consideration and approval at a meeting held on May 6-7, 2008. For the reasons discussed below, the Directors, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) (the "Independent Directors"), of the Companies determined that the interests of the shareholders of the Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Funds and its shareholders.

The Board, in recommending approval of the Reorganization Plan, considered a number of factors, including the following:

•  The relative growth in assets of the Funds and the anticipated inability of the Acquired Fund to achieve satisfactory asset growth as projected by management. Specifically as of March 31, 2008, the assets of the Acquired Fund were $432.7 million. In contrast, the assets of the Acquiring Fund as of March 31, 2008, were $1,339.8 million. Regardless of whether the reorganization occurs, the management anticipates that the Acquired Fund is likely to continue to experience negative net outflows, because the Acquired Fund is not currently offered to contract owners.

•  Both Funds share the same portfolio management team and investment process. Each fund is managed by the same portfolio management team at Hartford Investment Management, and employ the same investment approach and the same portfolio construction process.

•  The Funds have the same investment adviser, HL Advisors, which will continue to oversee the investment program of the Acquiring Fund and the performance of Hartford Investment Management.

•  The Acquiring Fund and the Acquired Fund are subject to fee schedules with different breakpoint levels. The Acquired Fund is subject to a fee schedule with an initial breakpoint at $2 billion. The Acquiring Fund, upon the completion of the Reorganization, will subject to a fee schedule with an initial breakpoint at $5 billion. However, the Acquired Fund is currently not offered to contract owners, which renders the Acquired Fund unlikely to reach asset levels that would trigger its first fee breakpoint. HL Advisors anticipates that the Reorganization will provide shareholders of the Acquired Fund with a greater opportunity to realize economies of scale which could result in lower overall expenses in the future.

•  The Reorganization will qualify as a tax-free transaction within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of the Funds will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization — Tax Considerations."

•  The expense ratios and information regarding fees and expenses of the Acquired Fund and the Acquiring Fund, including that shareholders of the Acquired Fund will experience a lower expense ratio as shareholders of the Acquiring Fund.

•  The share purchase and redemption provisions for each Fund are the same. For additional information on purchase and redemption provisions, see "More Information Regarding the Acquiring Fund."

•  The terms and conditions of the Reorganization Plan.

•  That the Reorganization will not dilute the interests of the shareholders of the Funds.

•  The costs to be incurred by each Fund and its respective shareholders in connection with the proposed Reorganization.

•  A contract owner may transfer contract values to other investment options under his or her contract if he or she determines not to invest in the Acquiring Fund.

The Board recommends that shareholders of the Acquired Fund approve the Reorganization Plan.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization

The Acquired Fund is a series of Hartford Series Fund, Inc. The Acquiring Fund is a series of Hartford HLS Series Fund II, Inc. Each Company is a Maryland corporation registered as an open-end management investment company. Each Company is governed by the Board, which currently consists of ten (10) trustees, seven (7) of whom are not "interested persons" (as defined in the Investment Company Act of 1940, as amended).

Dividends and Other Distributions

Dividends and distributions may be declared by each Fund's Board of Directors from time to time. The current policy for the Funds is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. Such dividends and distributions are automatically invested in additional full or fractional shares at the net asset value on the reinvestment date.

Disclosure of Fund Holdings

The Funds will disclose their complete month-end portfolio holdings on the Funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The Funds also will disclose on the Funds' website no earlier than 15 days after the end of each month the ten issuers that constitute the largest portion of each Fund's assets. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

Capitalization of the Funds

The following table shows on an unaudited basis the capitalization of each Fund and on a pro forma basis, each as of December 31, 2007, after giving effect to the Reorganization.

	Net Assets (thousands)	Net Asset Value Per Share	Shares Outstanding (thousands)
Hartford U.S. Government Securities HLS Fund — Acquiring Fund — Class IA	$925,088	$11.15	82,963
Hartford U.S. Government Securities HLS Fund — Acquiring Fund — Class IB	$297,934	$11.10	26,851
Hartford Mortgage Securities HLS Fund — Acquired Fund — Class IA	$352,673	$10.57	33,367
Hartford Mortgage Securities HLS Fund — Acquired Fund — Class IB	$114,102	$10.50	10,867
Hartford U.S. Government Securities HLS Fund — Pro Forma — Acquiring Fund Including Hartford Mortgage Securities HLS Fund(1) — Class IA	$1,277,761	$11.15	114,597
Hartford U.S. Government Securities HLS Fund — Pro Forma — Acquiring Fund Including Hartford Mortgage Securities HLS Fund(1) — Class IB	$412,036	$11.10	37,120

(1)  Reflects pro forma amounts if the Reorganization is approved. Due to differences in the net asset values of the Funds, the combined IA and IB shares outstanding would decrease by 1,733 and 598, respectively.

GENERAL INFORMATION

Investment Adviser, Administrator, Transfer Agent, and Principal Underwriter

HL Advisors, the Funds' investment adviser, is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Life Insurance Company ("Hartford Life") is the Acquired and Acquiring Funds' administrator, Hartford Investor Services Company ("HISC") is the Acquired and Acquiring Funds' transfer and dividend disbursing agent, and Hartford Securities Distribution Company ("HSD") is the Acquired and Acquiring Funds' principal underwriter. HISC has entered into an agreement with Hartford Administrative Services Company ("HASCO"), whereby HASCO performs certain sub-transfer agency services, including acting as dividend disbursement agent, in connection with investments in the Funds by qualified retirement plans. Hartford Life, HISC, HSD, and HASCO are located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. HL Advisors, Hartford Life, HISC, HSD, and HASCO are affiliates of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut corporation.

Other Business

The Directors do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement/Prospectus. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

Shareholder Reports

Shareholders can find important information about the Funds in the Companies' annual report dated December 31, 2007 which have been previously mailed to shareholders. You may obtain copies of these reports without charge by writing to the Funds at Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, Connecticut 06102-5085, by calling the Funds at 1-800-862-6668, or by logging on to www.hartfordinvestor.com.

Proxy Solicitation

The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus beginning on or about July 15, 2008, but proxies may also be solicited from a representative of The Hartford or from our proxy solicitor, Broadridge. The estimated costs of retaining Broadridge is approximately $30,410. If we have not received your vote as the date of the Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

In all cases where a telephonic proxy or voting instructions are solicited by Broadridge, the Broadridge representative is required to ask for each Contract Owner's or shareholder's full name and address, or the zip code or employer identification number, and to confirm that the Contract Owner or shareholder has received the proxy materials in the main. If the Contract Owner or shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to Broadridge, then the Broadridge representative will explain the proxy voting process, read the Reorganization Plan listed on the proxy care, and ask for the Contract Owner's or shareholder's instructions regarding the Reorganization Plan on which they are eligible to vote. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract Owner or shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Broadridge representative will record the Contract Owner's or shareholder's instructions on the proxy card. Within 72 hours, the Contract Owner or shareholder will be sent a letter or mailgram confirming his or her vote and asking the Contract Owner or shareholder to call the Broadridge representative immediately if his or her instructions are not correctly reflected in the confirmation.

The cost of the Meeting, including the preparation and mailing of the notice, Proxy Statement/Prospectus and the solicitation of proxies, including reimbursement to broker-dealer and others who forwarded proxy materials to their clients, will be borne by HL Advisors.

Vote Required

Approval of the Reorganization Plan requires the affirmative vote of a "majority of the outstanding voting securities" of the Acquired Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Acquired Fund's outstanding shares. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Reorganization.

Shareholder Proposal

As a general matter, the Companies do not hold annual meetings of shareholders. Shareholders wishing to submit a proposal for inclusion in a proxy statement for a subsequent meeting (if any) should send their written Proposal to the secretary of the Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to Proposal submitted on an untimely basis.

Beneficial Owners

As of April 30, 2008, all directors and officers as a group owned less than 1% of the outstanding shares of each class of the Fund's shares. As of April 30, 2008, to the knowledge of the Company, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Fund, except as listed in Appendix C.

As of April 30, 2008, none of the Independent Directors (or their immediate family members) had share ownership in securities of the Company's investment adviser or principal underwriter or in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter (not including registered investment companies).

Information about the Funds

Each Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports, and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

To ensure the presence of a quorum at the meeting, we request prompt execution and return of the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Directors,

  Edward P. Macdonald
  Secretary
  Hartford Series Fund, Inc.

July 15, 2008
P.O. Box 2999
Hartford, Connecticut 06104-2999

MORE INFORMATION REGARDING THE FUNDS

The following information applies to the Acquired and Acquiring Funds.

Investment Advisory Arrangements

The assets of the Funds are managed by HL Advisors, which selects sub-advisers, which in turn employ portfolio manager(s) in connection with their management of the Funds. All such advisers to the Funds are supervised by the Board. You can find additional information about each Company's Directors and officers in the Statement of Additional Information of each Company, dated May 1, 2008. HL Advisors hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser, including Hartford Investment Management. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the Funds. For these services, HL Advisors is paid an advisory fee. This fee is calculated on the average daily net assets of each Fund, and is paid at the rates previously shown in this Proxy Statement/Prospectus.

HL Advisors is an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc., a Connecticut financial services company.

HL Advisors and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the subsection titled "Other Distribution or Service Arrangements" in this section of this Proxy Statement/Prospectus.

Each Company may rely on an exemptive order from the SEC under which they use a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint new sub-advisers, not affiliated with HL Advisors, with the approval of the Board and without obtaining approval from those shareholders and Contract Owners that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders and Contract Owners will receive information about the new sub-advisory relationship.

Purchase and Redemption of Shares

Hartford HLS Funds may offer their shares to variable annuity and variable life insurance separate accounts of Hartford Life and its affiliates (the "Accounts") as investment options for certain variable annuity contracts and individual variable life insurance policies, group annuity and group funding agreement contracts and corporate owned life insurance and other group life insurance policies (collectively, "variable contracts") issued through the Accounts. The Hartford HLS Funds may also offer their shares to certain qualified retirement plans (the "Plans").

Each Hartford HLS Fund offers two classes of shares: Class IA shares and Class IB shares. For each Hartford HLS Fund, the two classes of shares represent an investment in the same Hartford HLS Fund but are subject to different expenses and have different prices and performance.

Many of the Accounts are registered with the SEC as investment companies. When shares of a Hartford HLS Fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a Hartford HLS Fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the Hartford HLS Funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Hartford HLS Fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA and Class IB shares of the Hartford HLS Funds at net asset value without sales or redemption charges.

For each day on which a Hartford HLS Fund's net asset value is calculated, the Accounts transmit to the Hartford HLS Fund any orders to purchase or redeem shares of the Hartford HLS Fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a Hartford HLS Fund any orders to purchase or redeem shares of the Hartford HLS Fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the Hartford HLS Funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although they would not normally do so, the Hartford HLS Funds have the right to pay the redemption price of shares of the Hartford HLS Funds in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Hartford HLS Funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Hartford HLS Fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular Hartford HLS Fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a Hartford HLS Fund. To the extent that such classes of investors are invested in the same Hartford HLS Fund when a conflict of interest arises that might involve the Hartford HLS Fund, one or more of such classes of investors could be disadvantaged. The Hartford HLS Funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each Hartford HLS Fund's Board of Directors will monitor each Hartford HLS Fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the Hartford HLS Funds or substitute shares of another Hartford HLS Fund for the current Hartford HLS Fund. This, in turn, could cause a Hartford HLS Fund to sell portfolio securities at a disadvantageous price.

Additional Compensation to Servicing Institutions and Other Persons ("Servicing Intermediaries") for Subaccounting, Administrative and/or Shareholder Processing Services

In addition to the Rule 12b-1 fees paid by the Harford HLS Funds on Class IB shares, the transfer agent and its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Harford HLS Funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the Harford HLS Funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Harford HLS Funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2007, the transfer agent accrued approximately $1,500,000 in total Servicing Payments to Servicing Intermediaries and accruals of Servicing Payments did not exceed $500,000 for any Servicing Intermediary.

As of January 1, 2008, the transfer agent has entered into arrangements to pay Servicing Compensation to: ACS HR Solution, LLC; ADP Broker-Dealer, Inc.; Ameriprise Financial Services; Benefit Street, Inc.; Bisys Retirement Services, Inc.; Charles Schwab & Co.; CitiStreet, LLC; Diversified Investment Advisors, Inc.; Federated Retirement Plan Services (Broker Dealer - Edgewood Services, Inc.); Fidelity Investment Institutional Operations Company, Inc.; GWFS Equities, Inc.; Hewitt Associates, LLC; ICMA Retirement Corporation; ING Financial Services; JP Morgan Retirement Services; Lincoln Retirement Services Company, LLC; Mercer HR Services, LLC; Merrill Lynch, Pierce, Fenner, & Smith Incorporated; Mid-Atlantic Capital Corp.; Nationwide Retirement Solutions, Inc.; Newport Retirement Services; Noble Consulting Services, Inc.; Ohio Public Employees Deferred Compensation Program; Preferred Pension Concepts, Inc.; Princeton Retirement Group; Princor Financial Services Corp; Reliance Trust Company; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc.; The 401(k) Company; The Charles Schwab Trust Company; The Retirement Plan Company; The Vanguard Group; US Bank; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. The transfer agent may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Distribution Plan

Each Company, on behalf of its respective Hartford HLS Fund, has adopted a separate distribution plan (the "Distribution Plan") for its Class IB shares pursuant to appropriate resolutions of each Company's board of directors in accordance with the requirements of Rule 12b 1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges. Pursuant to the Distribution Plan, each Hartford HLS Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. A portion of the amounts received by the Distributor may be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Hartford HLS Fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that each Hartford HLS Fund may pay annually up to 0.25% of the average daily net assets of the Hartford HLS Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Hartford HLS Fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of HL Advisors, providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Hartford HLS Fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the Class IB shares of a Hartford HLS Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable contracts investing indirectly in Class IB shares of a Hartford HLS Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable contracts investing indirectly in Class IB shares of a Hartford HLS Fund; (d) expenses relating to the development, preparation, printing, and mailing of Hartford HLS Fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of a Hartford HLS Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of a Hartford HLS Fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding Hartford HLS Fund investment objectives and policies and other information about a Hartford HLS Fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of a Hartford HLS Fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts to the Class IB shares of a Hartford HLS Fund; (i) expenses of personal services and/or maintenance of variable contract accounts with respect to Class IB shares of a Hartford HLS Fund attributable to such accounts; and (j) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

The Distribution Plan was adopted by a majority vote of the respective Hartford HLS Fund's board of directors, including at least a majority of directors who are not interested persons of each Hartford HLS Fund as defined in the 1940 Act. The Distribution Plan may be terminated at any time by vote of the majority of the directors who are not interested persons of each Hartford HLS Fund. The Distribution Plan will automatically terminate in the event of its assignment.

The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Hartford HLS Funds' shares and/or for the servicing of those shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the Hartford HLS Funds. Because the fees paid by the Hartford HLS Funds under the Distribution Plan are paid out of each Hartford HLS Fund's assets on an on-going basis, over time these fees will increase the cost of a variable contract owner's or plan participant's investment and may cost more than alternative types of charges for the same distribution and investor services.

Determination of Net Asset Value

The net asset value per share (NAV) is determined for each Hartford HLS Fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each Hartford HLS Fund is determined by dividing the value of that Hartford HLS Fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for Money Market HLS Fund, the Hartford HLS Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Hartford HLS Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Hartford HLS Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a Hartford HLS Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. With respect to the valuation of securities principally traded on foreign markets, each Hartford HLS Fund uses a fair value pricing service approved by that Hartford HLS Fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the Hartford HLS Funds. Because the NAV of each Hartford HLS Fund's shares is determined only on business days of the Hartford

HLS Funds, the value of the portfolio securities of a Hartford HLS Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Hartford HLS Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Hartford HLS Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any Hartford HLS Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Hartford HLS Fund determines its NAV per share.

Debt securities (other than short-term obligations) held by a Hartford HLS Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that Hartford HLS Fund's Board of Directors. Short-term securities held in Money Market HLS Fund are valued at amortized cost, which approximates market value. All other Hartford HLS Funds' debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Dividends and Distributions

Dividends and distributions may be declared by each Hartford HLS Fund's Board of Directors from time to time. The current policy for each Hartford HLS Fund, except Money Market HLS Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.

Such dividends and distributions are automatically invested in full or fractional shares at the net asset value on the reinvestment date.

Frequent Purchases and Redemptions of Fund Shares

Hartford HLS Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Frequent purchases and redemptions of a Hartford HLS Fund by a Hartford HLS Fund's shareholder can disrupt the management of the Hartford HLS Fund, negatively affect the Hartford HLS Fund's performance, and increase expenses for all Hartford HLS Fund shareholders. In particular, frequent trading can (i) cause a Hartford HLS Fund's portfolio manager to hold larger cash positions than desired instead of fully investing the Hartford HLS Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Hartford HLS Fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Hartford HLS Fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies can dilute a Hartford HLS Fund's NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the Hartford HLS Funds.

The Hartford HLS Funds are available for investment, directly or indirectly, through a variety of means, through variable contracts issued by Hartford Life and its affiliates; and IRS-qualified investment plans, such as employer-sponsored retirement plans. While some individual investors participate through Qualified Plans, the majority of investors invest through variable contract separate accounts maintained by Hartford Life which in turn invest in the Hartford HLS Funds. In most cases, exchange activity among the Hartford HLS Funds occurs on an omnibus basis, which can limit the ability of the Hartford HLS Funds, themselves, to monitor or restrict the trading practices of individual investors.

In addition to these limitations on the ability of the Hartford HLS Funds themselves to monitor and restrict individual trading practices, the varied mechanisms for participation in the Hartford HLS Funds challenge the Hartford HLS Funds from establishing policies for excessive trading that are enforceable on the same terms with respect to all direct and indirect investors in the Hartford HLS Funds. Older versions of individual variable-annuity contracts and certain group annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not recently been sold by Hartford Life, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in the Hartford HLS Funds. As a result, certain accounts may be more susceptible to frequent trading abuses by shareholders while other accounts may be less susceptible.

The Boards of Directors of the Hartford HLS Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Hartford HLS Fund shares by Hartford HLS Fund shareholders. The Hartford HLS Funds' policy is to discourage investors from trading in a Hartford HLS Fund's shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the Hartford HLS Funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of Hartford HLS Fund shares to the extent practicable. In addition, it is the Hartford HLS Funds' policy to require the sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the Hartford HLS Funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a Hartford HLS Fund and for Hartford Life to review and respond to such reports. The Hartford HLS Funds reserve the right, in their sole discretion, to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, due to, for example, the timing of the request or previous excessive trading activity, but have no obligation to do so. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.

In addition to the procedure described above, Hartford Life has developed and employs procedures with respect to restrictions on trading that vary by the mechanism for participation in the Hartford HLS Funds. Such procedures generally restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year until transfers must be requested by U.S. mail or overnight delivery service. Because the number of transfers or type of restrictions or procedures may vary, individual contract/policy holders and plan participants may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of Hartford Life's procedures applicable to you, please review the prospectus or disclosure document and other documentation associated with your product, policy or plan.

In addition to the variable contracts described above, certain qualified plans participate directly in the Hartford HLS Funds through omnibus accounts. The Boards of Directors of the Hartford HLS Funds has adopted policies and procedures relating to excessive trading in shares of the Hartford HLS Funds through qualified plan omnibus accounts directly in the Hartford HLS Funds (the "Policy"). With respect to investors who invest directly in the Hartford HLS Funds through qualified plans omnibus accounts, it is the Policy of the Hartford HLS Funds to permit only two "substantive round trips" by an investor within any single Hartford HLS Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same Hartford HLS Fund and a redemption of or an exchange out of the same Hartford HLS Fund in a dollar amount set by the Hartford HLS Funds' sub-transfer agent, in the reasonable exercise of its discretion. When an additional transaction request for the Hartford HLS Fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such Hartford HLS Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. Any transaction not initiated by a shareholder or their registered representative, or that are part of a systematic program, will be exempted from the Policy. In addition, the Money Market HLS Fund is excluded from this policy.

In the case of actual or suspected excessive trading through qualified plan omnibus accounts maintained by financial intermediaries, the Hartford HLS Funds' sub-transfer agent, HASCO shall attempt to obtain the cooperation of the intermediaries to identify excessive traders and to prevent or limit, to the fullest extent practicable, such excessive trading activity. Accordingly, the Hartford HLS Funds' procedures with respect to omnibus accounts will be as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures for limiting exchange activity in a manner that serves the purposes of the Policy as determined by the Frequent Trading Review Committee (comprised of the Hartford HLS Funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its policy in lieu of this Policy and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.

During calendar year 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds will be better able to apply their frequent trading policies to omnibus accounts.

The use of fair value pricing can serve both to make the Hartford HLS Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in Hartford HLS Fund shares resulting from the manner in which the NAV of the

Hartford HLS Funds' shares is determined each day. Frequent trading in Hartford HLS Fund shares can dilute the value of long-term shareholders' interests in a Hartford HLS Fund if the Hartford HLS Fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in Hartford HLS Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The Hartford HLS Funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the Hartford HLS Funds' defenses against harmful excessive trading in Hartford HLS Fund shares. For additional information concerning the Hartford HLS Funds' fair-value procedures, please refer to "Determination of Net Asset Value" found earlier in the prospectus.

Federal Income Taxes

For federal income tax purposes, each Hartford HLS Fund is treated as a separate taxpayer. Each Hartford HLS Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a Hartford HLS Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each Hartford HLS Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a Hartford HLS Fund are not subject to federal income tax on Hartford HLS Fund earnings and distributions or on gains realized upon the sale or redemption of Hartford HLS Fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

Investment Policy Changes

Hartford U.S. Government Securities HLS Fund, the Acquiring Fund, invests at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, as indicated in this Proxy Statement/Prospectus. This requirement is applied at the time the Acquiring Fund invests its assets. If, subsequent to an investment by the Acquiring Fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the Acquiring Fund's future investments will be made in a manner that will bring the Acquiring Fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. the Acquiring Fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the Acquiring Fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of that fund's board of directors. Shareholders will be given written notice at least 60 days prior to any change by a fund of its 80% investment policy.

NOTE: Unless expressly designated as fundamental, all policies and procedures of the Funds may be changed by the Company's Board without shareholder approval. To the extent authorized by law, the Company and each of the Funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.

FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND

The financial highlights table is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2003 through December 31, 2007 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose reports, along with the fund's financial statements and financial highlights, are included in the annual reports which are available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower.

	— Selected Per-Share Data(3) —
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payment from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
Hartford U.S. Government Securities HLS Fund
For the Year Ended December 31, 2007(5)
Class IA	$11.13	$0.54	$—	$(0.07)	$0.47	$(0.45)	$—	$—	$(0.45)	$0.02	$11.15
Class IB	11.07	0.51	—	(0.06)	0.45	(0.42)	—	—	(0.42)	0.03	11.10
For the Year Ended December 31, 2006(5)
Class IA	11.09	0.49	—	(0.06)	0.43	(0.39)	—	—	(0.39)	0.04	11.13
Class IB	11.03	0.46	—	(0.06)	0.40	(0.36)	—	—	(0.36)	0.04	11.07
For the Year Ended December 31, 2005
Class IA	11.24	0.35	—	(0.17)	0.18	(0.33)	—	—	(0.33)	(0.15)	11.09
Class IB	11.19	0.37	—	(0.22)	0.15	(0.31)	—	—	(0.31)	(0.16)	11.03
For the Year Ended December 31, 2004
Class IA	11.43	0.29	—	(0.07)	0.22	(0.41)	—	—	(0.41)	(0.19)	11.24
Class IB	11.39	0.37	—	(0.18)	0.19	(0.39)	—	—	(0.39)	(0.20)	11.19
For the Year Ended December 31, 2003
Class IA	11.36	0.31	—	(0.07)	0.24	(0.17)	—	—	(0.17)	0.07	11.43
Class IB	11.34	0.27	—	(0.05)	0.22	(0.17)	—	—	(0.17)	0.05	11.39

	— Ratios and Supplemental Data —
	Total Return(1)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers(2)	Ratio of Expenses to Average Net Assets After Waivers(2)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(4)
Hartford U.S. Government Securities HLS Fund
For the Year Ended December 31, 2007(5)
Class IA	4.38%	$925,088	0.47%	0.47%	4.86%	95%
Class IB	4.12	297,934	0.72	0.72	4.61	—
For the Year Ended December 31, 2006(5)
Class IA	4.01	711,639	0.48	0.48	4.48	199
Class IB	3.75	290,963	0.73	0.73	4.21	—
For the Year Ended December 31, 2005
Class IA	1.55	591,007	0.47	0.47	3.60	257
Class IB	1.30	323,920	0.72	0.72	3.34	—
For the Year Ended December 31, 2004
Class IA	2.07	523,819	0.47	0.47	3.08	247
Class IB	1.82	294,711	0.72	0.72	2.83	—
For the Year Ended December 31, 2003
Class IA	2.15	514,243	0.47	0.47	2.74	191
Class IB	1.89	239,023	0.72	0.72	2.49	—

(1)  The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the fund's performance.

(2)  Ratios do not reflect reductions for fees paid indirectly. Please see the table below.

(3)  Information presented relates to a share outstanding throughout the indicated period.

(4)  Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Per share amounts have been calculated using the average shares method.

FEES PAID INDIRECTLY

	Ratio of Expenses to Average Net Assets After Waivers and Offsets for the year ended December 31, 2007		Ratio of Expenses to Average Net Assets After Waivers and Offsets for the year ended December 31, 2006		Ratio of Expenses to Average Net Assets After Waivers and Offsets for the year ended December 31, 2005		Ratio of Expenses to Average Net Assets After Waivers and Offsets for the year ended December 31, 2004
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
Hartford U.S. Government Securities HLS Fund	0.47%	0.72%	0.48%	0.73%	0.47%	0.72%	0.47%	0.72%

INDEX OF APPENDICES

Appendix A: Form of Agreement and Plan of Reorganization

Appendix B: Explanation of Strategies and Risks

Appendix C: Beneficial Owners

Appendix D: Manager Discussion of Performance from Most Recent Annual Report

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APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this [ ] day of [ ], 2008, by and between Hartford HLS Series Fund II, Inc., a Maryland corporation ("Hartford HLS Series Fund II"), with its principal place of business at 200 Hopmeadow Street, Simsbury, Connecticut 06089, on behalf of Hartford U.S. Government Securities HLS Fund ("Acquiring Fund"), a separate series of Hartford HLS Series Fund II, and Hartford Series Fund, Inc., a Maryland corporation ("Hartford Series Fund," together with Hartford Series Fund, the "Companies"), with its principal place of business at 200 Hopmeadow Street, Simsbury, Connecticut 06089, on behalf of Hartford Mortgage Securities HLS Fund ("Acquired Fund"), a separate series of Hartford Series Fund.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code"). The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of the Acquiring Fund ("Acquiring Fund Shares") corresponding to the class of outstanding shares of common stock of the Acquired Fund ("Acquired Fund Shares"), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund series of Hartford Series Fund and Hartford HLS Series Fund II, respectively, each a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of Hartford HLS Series Fund II have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of Hartford Series Fund have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1.  Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2 herein, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class IA and Class IB Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to the corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1 herein, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2 herein; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3 herein. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein ("Closing Date").

1.2.  The property and assets of Hartford Series Fund attributable to the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, "Assets"). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3.  The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.  Immediately following the actions contemplated by paragraph 1.1 herein, Hartford Series Fund shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, Hartford Series Fund, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund's shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein ("Acquired Fund Shareholders"), on a pro rata basis within the class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 herein, and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class IA and Class IB Acquiring Fund Shares to be so credited to the Class IA and Class IB Acquired Fund Shareholders, respectively, shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although shares certificates representing interests in Class IA and Class IB Acquired Fund Shares will thereafter represent interests in the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Class IA and Class IB Acquiring Fund Shares in connection with the Reorganization.

1.5.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3 herein.

1.6.  Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.  Valuation

2.1.  The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by Hartford Series Fund's Board of Directors.

2.2.  The net asset value of each Acquiring Fund Share shall be the net asset value per share computed with respect to the corresponding class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by the Hartford HLS Series Fund II's Board of Directors.

2.3.  The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Fund Shares, determined in accordance with paragraph 2.2 herein.

2.4.  All computations of value shall be made by Hartford Life Insurance Company, in its capacity as Fund Accountant for the Company, and shall be subject to confirmation by the Company's Treasurer.

3.  Closing and Closing Date

3.1.  The Closing Date shall be [ ], 2008, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company.

3.2.  Hartford Series Fund shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund ("Custodian"), to deliver to the Companies at the Closing a certificate of an authorized officer of the Custodian stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, as the Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act"), in which the Acquired Fund's Assets are deposited, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3.  The Companies shall direct Hartford Investor Services Company, LLC, in its capacity as transfer agent for the Companies ("Transfer Agent"), to deliver to the Companies at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Secretary of the Companies shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein. At the Closing the Companies shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.

3.4.  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of Hartford HLS Series Fund II or Hartford Series Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  Representations and Warranties

4.1.  Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of Hartford Series Fund, Hartford Series Fund, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Fund is duly organized as a series of Hartford Series Fund, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under Hartford Series Fund's Articles of Incorporation, as amended from time to time ("Charter"), to own all of its Assets and to carry on its business as it is now being conducted;

(b)  Hartford Series Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class IA and Class IB Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act and state securities laws;

(d)  The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  On the Valuation Date, Hartford Series Fund, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Hartford HLS Series Fund II, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f)  The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Hartford Series Fund's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Hartford Series Fund, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Hartford Series Fund, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)  All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Hartford Series Fund's knowledge, threatened against Hartford Series Fund, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Hartford Series Fund, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2007 have been audited by Ernst & Young LLP, independent registered public accounting firm, who issued an unqualified opinion thereon;

(j)  Since December 31, 2007, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund's investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)  On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of Hartford Series Fund, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;

(m)  All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Hartford Series Fund and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 herein. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n)  The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Directors of Hartford Series Fund, on behalf of the Acquired Fund, and subject to the approval of the shareholders of the Acquired Fund, this Agreement constitutes a valid and binding obligation of Hartford Series Fund, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(o)  The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)  The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2.  Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of Hartford HLS Series Fund II, Hartford HLS Series Fund II, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Fund is duly organized as a series of Hartford HLS Series Fund II, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under Hartford HLS Series Fund II's Articles of Incorporation, as amended from time to time ("Charter") to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)  The Hartford HLS Series Fund II is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class IA Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)  The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Hartford HLS Series Fund II's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Hartford HLS Series Fund II, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Hartford HLS Series Fund II, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Hartford HLS Series Fund II, with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. Hartford HLS Series Fund II, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

(g)  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at December 31, 2007 have been audited by Ernst & Young LLP, independent registered public accounting firm, who issued an unqualified opinion thereon;

(h)  Since December 31, 2007, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund's investment restrictions. For purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(i)  On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of Hartford HLS Series Fund II no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)  For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code;

(k)  All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Hartford HLS Series Fund II and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(l)  The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Directors of Hartford HLS Series Fund II, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of Hartford HLS Series Fund II, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(m)  The Class IA Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(n)  The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(o)  The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.  Covenants of the Acquiring Fund and the Acquired Fund

5.1.  The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.  Hartford Series Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.  The Acquired Fund covenants that the Class IA Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.  Hartford Series Fund, on behalf of the Acquired Fund, will prepare and file a Proxy Statement (referred to in paragraph 4.1(o) herein) to be included in a Registration Statement on Form N-14 ("Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement

5.6.  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7.  Hartford Series Fund, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of Hartford Series Fund, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder and (b) the title and possession of Hartford HLS Series Fund II, on behalf of the Acquiring Fund, of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.

5.8.  The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.  Conditions Precedent to Obligations of the Acquired Fund

The obligations of Hartford Series Fund, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Hartford Series Fund's election, to the performance by Hartford HLS Series Fund II, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.  All representations and warranties of Hartford HLS Series Fund II, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.  Hartford HLS Series Fund II, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by the Hartford HLS Series Fund II's President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of Hartford HLS Series Fund II, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3.  Hartford HLS Series Fund II, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Hartford HLS Series Fund II, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.  The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

7.  Conditions Precedent to Obligations of the Acquiring Fund

The obligations of Hartford HLS Series Fund II, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at Hartford HLS Series Fund II's election, to the performance by Hartford Series Fund, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.  All representations and warranties of Hartford Series Fund, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.  Hartford Series Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and Liabilities, as of the Closing Date, certified by the Treasurer of Hartford Series Fund;

7.3.  Hartford Series Fund, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of Hartford Series Fund, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4.  Hartford Series Fund, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Hartford Series Fund, on behalf of the Acquired Fund, on or before the Closing Date;

7.5.  The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and

7.6.  The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.  Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Hartford Series Fund, on behalf of the Acquired Fund, Hartford HLS Series Fund II may, at its option, refuse to consummate the transactions contemplated by this agreement. If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Hartford HLS Series Fund II, on behalf of the Acquiring Fund, Hartford Series Fund may, at its option, refuse to consummate the transactions contemplated by this Agreement:

8.1.  The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Hartford Series Fund's Charter and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Companies may not waive the conditions set forth in this paragraph 8.1;

8.2.  On the Closing Date no action, suit or other proceeding shall be pending or, to the Companies' knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.  All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Companies to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4.  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.  The Companies shall have received the opinion of counsel to the Companies addressed to the Companies substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Companies of representations it shall request of the Companies. Notwithstanding anything herein to the contrary, the Companies may not consummate such transactions contemplated by the Agreement if this condition is not satisfied.

9.  Indemnification

9.1.  Hartford HLS Series Fund II, out of the Acquiring Fund's assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

9.2.  Hartford Series Fund, out of the Acquired Fund's assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10.  Brokerage Fees and Expenses

10.1.  Hartford HLS Series Fund II, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.  The expenses relating to the proposed Reorganization will be borne solely by HL Investment Advisors, LLC. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.  Entire Agreement; Survival of Warranties

11.1.  The Companies have not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and Acquired Fund with respect to the Reorganization.

11.2.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in paragraphs 9.1 and 9.2 shall survive the Closing.

12.  Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of Hartford HLS Series Fund II's or Hartford Series Fund's Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Companies; provided, however, that following the meeting of the shareholders of the Acquired Fund called by Hartford Series Fund pursuant to paragraph 5.2 herein, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders, under this Agreement to the detriment of such shareholders without their further approval.

14.  Headings; Governing Law; Assignment; Limitation of Liability

14.1.  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.  This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

14.3.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

Hartford HLS Series Fund II, Inc., on
Behalf of its series, Hartford U.S. Government
Securities HLS Fund

By:

Name:

Title:

Hartford Series Fund, Inc., on
Behalf of its series, Hartford Mortgage
Securities HLS Fund

By:

Name:

Title:

With Respect to Paragraph 10.2 of This
Agreement, Accepted and Acknowledged by:

HL INVESTMENT ADVISORS, LLC

By:

Name:

Title:

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APPENDIX B: EXPLANATION OF STRATEGIES AND RISKS

Investment Risks Generally

Many factors affect each Fund's performance. There is no assurance that a Fund will achieve its investment goal (investment objective), and investors should not consider any one Fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

The different types of securities, investments, and investment techniques used by each Fund all have attendant risks of varying degrees. For example, with respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Funds may invest in debt securities as part of their principal investment strategy.

Use of Money Market Investments for Temporary Defensive Purposes

From time to time, as part of its principal investment strategy, each Fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a Fund is in a defensive position, the Fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

Use of Options, Futures and Other Derivatives

Each Fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a Fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a Fund to earn returns that are similar to those which would be earned by direct investments in those securities or instrument.

These techniques are also used to seek to manage risk by hedging a Fund's portfolio investments. Hedging techniques may not always be available to the Funds, and it may not always be feasible for a Fund to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a Fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a Fund or increase volatility in a Fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

Foreign Investments

The Acquiring Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.

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Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a Fund, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Other Investment Companies

Each Fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Risks of Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value.

Securities purchased by a Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund's portfolio become illiquid, the Fund may exceed its 15% limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15% of a Fund's net assets the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of a Fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a Fund's NAV. For more information on fair valuation, please see "Further Information on the Funds—Determination of Net Asset Value"

Consequences of Portfolio Trading Practices

Each Fund may have relatively high portfolio turnover. Short-term trading and higher rates of portfolio turnover could produce higher brokerage expenses and transaction costs for a Fund, and therefore could adversely affect the Fund's performance. The Funds are not managed to achieve a particular tax result for shareholders.

Additional Investment Strategies and Risks

Each Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the Funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the Funds (see back cover for address, phone number and website address).

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APPENDIX C: BENEFICIAL OWNERS

The name, address, and share ownership of persons who owned of record or beneficially 5% or more of the outstanding shares of either party to any of the Reorganizations as of April 30, 2008 are set forth below:

Hartford Mortgage Securities HLS Fund

Class of Shares	Beneficial or Record Owner of Securities and Address	Shares Owned	% Owned
IA	Hartford Life Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	16,790,461.87	55%
IA	Hartford Life & Annuity Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	13,898,279.98	45%
IB	Hartford Life Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	2,226,703.90	23%
IB	Hartford Life & Annuity Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	7,410,055.85	77%

Hartford U.S. Government Securities HLS Fund

Class of Shares	Beneficial or Record Owner of Securities and Address	Shares Owned	% Owned
IA	Hartford Life Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	32,981,278.72	36%
IA	Hartford Life & Annuity Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	51,344,917.42	57%
IA	Union Security Insurance Company PO Box 64272 St. Paul, Minnesota 55164	6,398,277.77	7%
IB	Hartford Life Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	6,113,875.07	23%
IB	Hartford Life & Annuity Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	20,585,407.88	77%

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APPENDIX D: MANAGER DISCUSSION OF PERFORMANCE FROM MOST RECENT ANNUAL REPORT

Hartford U.S. Government Securities HLS Fund inception 3/24/1987

(subadvised by Hartford Investment Management Company)

Investment objective — Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

Performance Overview(1) 12/31/97 - 12/31/07

Growth of $10,000 investment

Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns(2)
(as of 12/31/07)

	1 Year	5 Year	10 Year
U.S. Government Securities IA	4.38%	2.83%	5.03%
U.S. Government Securities IB	4.12%	2.57%	4.77%
Lehman Brothers Intermediate Government Bond Index	8.47%	3.70%	5.55%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)  Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)  Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

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Portfolio Managers

Christopher Hanlon Senior Vice President	Russell M. Regenauer Senior Vice President

How did the Fund perform?

The Class IA shares of Hartford U.S. Government Securities HLS Fund returned 4.38% for the twelve-month period ended December 31, 2007, underperforming the Lehman Brothers Intermediate Government Bond Index, which returned 8.47%, and the Lipper General U.S. Government VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 7.34%.

Why did the Fund perform this way?

After nearly six years of robust economic growth, the U.S. economy began to show some signs of slowing in the last months of 2007, due in part to the weakening housing market, reduced consumer spending from sub prime borrowers, the tightening of bank's credit standards and the lagged effects of the Federal Open Market Committee (the "Fed") tightening campaign that ended in 2006. Treasury rates declined throughout the year, particularly those of shorter-term securities, and non-Treasury securities lagged Treasuries.

In this environment, the Fund's allocations to non-Treasury and non-Agency securities were the primary detractors from the Fund's relative (i.e. performance of the Fund as measured against the benchmark) performance for the year. Allocations to asset-backed securities ("ABS"), home equity, commercial mortgage-backed securities ("CMBS") and mortgage-backed securities ("MBS") underperformed Treasury and Agency debt as investors avoided riskier assets and yield spreads of structured securities widened due to growing concerns about subprime mortgage exposure. The Fund's duration (i.e. sensitivity to changes in interest rates) positioning was a small detractor from performance as well.

On a positive note, yield-curve positioning was additive to performance. During the period, the Fund benefited from the decline in Treasury rates and the steepening of the yield curve (i.e. short and long term interest rates moving farther apart) as the yield differential between two-year and ten-year Treasuries increased.

What is your outlook?

We believe the U.S. economy is poised to experience sluggish growth in 2008 due to the likelihood of continued housing deterioration, rising unemployment and slower consumer spending. We also expect the Fed will continue to lower the target federal funds rate, causing the yield curve to steepen further. While yield spreads have widened universally, we believe that fundamentally sound and well-underwritten deals should ultimately benefit with the passage of time and the improvement in liquidity conditions. As such, we anticipate maintaining the Fund's exposure to MBS, ABS and CMBS as well its AAA credit quality profile, which we believe will benefit in the coming months.

Distribution by Credit Quality
as of December 31, 2007

Rating	Percentage of Long-Term Holdings
AAA	91.0%
AA	3.0
A	0.7
BBB	0.6
BB	0.2
NR	4.5
Total	100.0%

Distribution by Sector
as of December 31, 2007

Category	Percentage of Net Assets
Asset & Commercial Mortgage Backed Securities	17.1%
Corporate Bonds: Investment Grades	0.2
U.S. Government Agencies	55.3
U.S. Government Securities	20.4
Short-Term Investments	35.2
Other Assets and Liabilities	(28.2)
Total	100.0%

D-2

PART B

Hartford HLS Series Fund II, Inc.

Statement of Additional Information
July 15, 2008

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:

Hartford Mortgage Securities HLS Fund a series of Hartford Series Fund, Inc. P.O. Box 2999 Hartford, CT 06104-2999	Hartford U.S. Government Securities HLS Fund a series of Hartford HLS Series Fund II, Inc. P.O. Box 2999 Hartford, CT 06104-2999

This Statement of Additional Information is available to the shareholders of Hartford Mortgage Securities HLS Fund (the "Acquired Fund") in connection with the proposed transaction whereby all of the assets and liabilities of the Acquired Fund will be transferred to Hartford U.S. Government Securities HLS Fund in exchange for shares of Hartford U.S. Government Securities HLS Fund.

This Statement of Additional Information of Hartford U.S. Government Securities HLS Fund consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.  The Statement of Additional Information for Hartford HLS Series Fund II, Inc. (the "Company") dated May 1, 2008 (File No. 033-03920); and

2.  The Financial Statements of Hartford Mortgage Securities HLS Fund and Hartford U.S. Government Securities HLS Fund as included in the Company's Annual Report filed for the year ended December 31, 2007 (File Nos. 811-08629, 811-04615).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated July 15, 2008 relating to the transaction may be obtained, without charge, by writing to Hartford Series Fund, Inc., P.O. Box 2999, Hartford, Connecticut 06104-2999 or calling 1-800-862-6668. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

Part B-1

Shown below are financial statements for the Hartford Mortgage Securities HLS Fund and the Hartford U.S. Government Securities HLS Fund ("Acquiring Fund") and the pro forma Financial Statements for the combined Hartford U.S. Government Securities HLS Fund (the "Combined Fund"), assuming these Reorganizations are consummated, as of December 31, 2007. The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the Combined Fund. The second table presents the Schedule of Investments for each Fund and estimated pro forma figures for the Combined Fund. The third table presents Statements of Operations for each Fund and estimated pro forma figures for the Combined Fund. The tables are followed by the Notes to the pro forma Financial Statements.

Proforma Statement of Assets and Liabilities
As of December 31, 2007
Hartford U.S. Government Securities HLS Fund (Acquiring)
Hartford Mortgage Securities HLS Fund (Target)
(Unaudited, 000's omitted)

	Hartford U.S. Government Securities HLS Fund	Hartford Mortgage Securities HLS Fund	Proforma Adjustments		Proforma Combined
Assets:
Investments in securities, at value @	$1,567,908	$549,089	$—		$2,116,997
Cash	9	12	—		21
Foreign currency on deposit with custodian #	2	—	—		2
Unrealized appreciation in forward foreign currency contracts	153	—	—		153
Receivables:
Investment securities sold	81,682	63	—		81,745
Fund shares sold	5,913	194	—		6,107
Dividends and interest	9,093	2,835	—		11,928
Variation Margin	1,939	598	—		2,537
Other assets	1	1	—		2
Total assets	1,666,700	552,792	—		2,219,492
Liabilities:
Unrealized depreciation on forward foreign currency contracts	264	—	—		264
Payable upon return of securities loaned	309,650	—	—		309,650
Payables:
Investment securities purchased	131,564	84,993	—		216,557
Fund shares redeemed	470	386	—		856
Variation margin	1,538	542	—		2,080
Investment advisory and management fees	90	19	—		109
Administrative fee	—	15	—		15
Distribution fees	12	5	—		17
Accrued expenses	90	57	—		147
Total liabilities	443,678	86,017	—		529,695
Net assets	$1,223,022	$466,775	$—		$1,689,797
Summary of Net Assets:
Capital stock and paid-in-capital, par value $.001 per share	$1,209,841	$498,010	$—		$1,707,851
Accumulated undistributed net investment income	54,273	1,345	—		55,618
Accumulated net realized loss on investments and foreign currency transations	(30,194)	(22,522)	—		(52,716)
Unrealized depreciation of investments and the translations of assets and liabilities denominated in foreign currency	(10,898)	(10,058)	—		(20,956)
Net assets	$1,223,022	$466,775	$—		$1,689,797
Class IA: Net asset value per share	$11.15	$10.57			$11.15
Shares outstanding	82,963	33,367	(1,733	)(A)	114,597
Net assets	$925,088	$352,673	$—		$1,277,761
Class IB: Net asset value per share	$11.10	$10.50			$11.10
Shares outstanding	26,851	10,867	(598	)(A)	37,120
Net assets	$297,934	$114,102	$—		$412,036
@ Cost of securities	$1,579,747	$559,471	$—		$2,139,218
@ Market value of securities on loan	$302,580	$—	$—		$302,580
# Cost of foreign currency on deposit with custodian	$2	$—	$—		$2

(A)  Reflects decrease in shares due to differences in the net asset values of the funds.

The Notes of the Pro Forma Financial Statements Are an Integral Part of These Pro Forma Financial Statements.

Part B-2

Hartford U.S. Government Securities HLS Fund (Acquiring Fund)
Proforma
Combined Schedule of Investments
December 31, 2007 (Unaudited)
(000's Omitted)

			Hartford U.S. Government Securities HLS Fund Acquiring Fund		Hartford Mortgage Securities HLS Fund Target Fund(L)		Proforma Combined
Security Description	Coupon Rate	Maturity Date	Shares/ Par	Market Value†	Shares/ Par	Market Value†	Shares/ Par	Market Value†
Asset & Commercial Mortgage Backed Securities 21.8%
Finance 21.8%
Ameriquest Mortgage Securities, Inc.	5.86%	9/25/2032	$—	$—	$1,906	$1,752	$1,906	$1,752	(A)(D)
Ansonia CDO Ltd.	5.10%	7/28/2046	6,000	3,000	—	—	6,000	3,000	(D)(K)
Ansonia CDO Ltd.	5.15%	7/28/2046	—	—	3,800	1,900	3,800	1,900	(D)(K)
Arbor Realty Mortgage Securities	5.46%	1/26/2042	8,000	6,888	5,000	4,305	13,000	11,193	(D)(K)
Banc of America Commercial Mortgage, Inc.	4.50%	7/10/2043	9,000	8,889			9,000	8,889	(A)
Banc of America Commercial Mortgage, Inc.	4.83%	7/11/2043	—	—	37,100	1,244	37,100	1,244	(G)(K)
Banc of America Commercial Mortgage, Inc.	5.00%	10/10/2045	9,433	9,417			9,433	9,417	(A)
Banc of America Large Loan	5.27%	10/15/2019	—	—	3,000	2,930	3,000	2,930	(C)(D)
Bayview Commercial Asset Trust	7.00%	7/25/2037	63,215	8,178	31,608	4,089	94,823	12,267	(G)(K)
Bayview Commercial Asset Trust	7.50%	9/25/2037	41,748	6,093	34,790	5,077	76,538	11,170	(G)(K)
Bayview Financial Acquisition Trust	6.50%	5/28/2037	—	—	1,100	770	1,100	770	(D)(K)
Bayview Financial Acquisition Trust	7.80%	5/28/2037	1,435	646	—	—	1,435	646	(D)(K)
Bayview Financial Acquisition Trust	7.85%	5/28/2037	—	—	700	315	700	315	(D)(K)
Bear Stearns Asset Backed Securities, Inc.	5.96%	5/25/2037	3,990	1,316	1,994	658	5,984	1,974	(D)(K)
Bear Stearns Commercial Mortgage Securities, Inc.	4.65%	2/11/2041	213,850	2,034	—	—	213,850	2,034	(G)(K)
Bear Stearns Commercial Mortgage Securities, Inc.	4.85%	8/15/2038	—	—	30,406	1,536	30,406	1,536	(G)(K)
Carrington Mortgage Loan Trust	6.51%	2/25/2037	3,238	661	1,668	340	4,906	1,001	(D)(K)
CBA Commercial Small Balance Commercial Mortgage	6.09%	7/25/2039	1,479	991	920	616	2,399	1,607	(D)(K)
CBA Commercial Small Balance Commercial Mortgage	6.50%	7/25/2039	1,539	800	970	504	2,509	1,304	(D)(K)
CBA Commercial Small Balance Commercial Mortgage	7.25%	7/25/2039	37,247	3,577	23,770	2,283	61,017	5,860	(G)(K)
Citigroup Commercial Mortgage Trust	5.27%	8/15/2021	2,500	2,442	2,500	2,442	5,000	4,884	(D)(K)
Citigroup Commercial Mortgage Trust	5.89%	12/10/2049	—	—	5,000	5,141	5,000	5,141	(D)
Citigroup Mortgage Loan Trust, Inc.	5.93%	7/25/2037	—	—	9,467	9,499	9,467	9,499	(D)
Citigroup/Deutsche Bank Commercial Mortgage Trust	5.65%	10/15/2048	—	—	7,000	6,976	7,000	6,976
Commercial Mortgage Pass-Through Certificates	5.00%	6/10/2044	9,000	8,993	—	—	9,000	8,993	(A)
Commercial Mortgage Pass-Through Certificates	5.31%	12/15/2020	—	—	4,343	4,191	4,343	4,191	(D)(K)
Commercial Mortgage Pass-Through Certificates	5.32%	12/15/2020	4,343	4,191	—	—	4,343	4,191	(D)(K)
Countrywide Alternative Loan Trust	5.11%	10/25/2035	1,735	1,705	3,408	3,350	5,143	5,055	(D)
Countrywide Asset-Backed Certificates	5.57%	11/25/2035	—	—	8,500	7,991	8,500	7,991
Countrywide Asset-Backed Certificates	5.76%	6/25/2035	9,000	7,750	—	—	9,000	7,750
Countrywide Asset-Backed Certificates	5.80%	7/25/2034	9,000	8,404	—	—	9,000	8,404	(A)
Countrywide Home Loan Mortgage Pass-Through Trust	5.00%	1/25/2019	—	—	4,280	4,265	4,280	4,265
Credit Suisse Mortgage Capital Certificates	5.83%	9/15/2021	5,991	5,795	1,089	1,054	7,080	6,849	(A)(C)(D)
CS First Boston Mortgage Securities Corp.	4.01%	3/15/2035	—	—	45,310	1,228	45,310	1,228	(G)(K)
CS First Boston Mortgage Securities Corp.	4.51%	7/15/2037	9,000	8,894	—	—	9,000	8,894	(A)
Deutsche Alt-A Securities, Inc.	5.57%	2/25/2036	16,684	16,782	6,596	6,635	23,280	23,417	(A)(D)
DLJ Mortgage Acceptance Corp. Class B1	7.25%	9/18/2011	—	—	35	35	35	35	(C)
DLJ Mortgage Acceptance Corp. Class B2	7.25%	9/18/2011	—	—	12	12	12	12	(C)
First Franklin Mortgage Loan Asset Backed Certificates	7.34%	7/25/2033	—	—	825	517	825	517	(D)(K)
Green Tree Financial Corp.	7.30%	1/15/2026	—	—	197	200	197	200
Greenwich Capital Commercial Funding Corp.	5.12%	4/10/2037	9,000	9,015	—	—	9,000	9,015	(D)
Greenwich Capital Commercial Funding Corp.	5.48%	11/5/2021	8,000	7,687	4,000	3,844	12,000	11,531	(C)(D)
Hasco NIM Trust	6.17%	8/26/2036	—	—	71	61	71	61	(K)
Indymac Index Mortgage Loan Trust	5.11%	6/25/2037	8,751	8,518	8,751	8,518	17,502	17,036	(D)
LB-UBS Commercial Mortgage Trust	4.25%	12/15/2036	—	—	30,666	832	30,666	832	(G)(K)

Part B-3

			Hartford U.S. Government Securities HLS Fund Acquiring Fund		Hartford Mortgage Securities HLS Fund Target Fund(L)		Proforma Combined
Security Description	Coupon Rate	Maturity Date	Shares/ Par	Market Value†	Shares/ Par	Market Value†	Shares/ Par	Market Value†
Finance (Continued)
Lehman XS Trust	6.50%	5/25/2037	$10,606	$10,845	$4,923	$5,034	$15,529	$15,879	(A)(D)
LNR CDO Ltd.	5.15%	5/28/2043	4,400	3,146	—	—	4,400	3,146	(D)(K)
LNR CDO Ltd.	5.20%	5/28/2043	—	—	2,800	2,002	2,800	2,002	(D)(K)
Mach One Trust Commercial Mortgage-Backed	6.09%	5/28/2040	—	—	29,113	1,040	29,113	1,040	(G)(K)
Marathon Real Estate CDO, Ltd.	6.27%	5/25/2046	4,000	3,239	—	—	4,000	3,239	(D)(K)
Master Asset Backed Securities Trust	5.61%	5/25/2033	—	—	663	663	663	663	(D)
Master Asset Backed Securities Trust	6.67%	5/25/2033	—	—	2,000	1,904	2,000	1,904	(A)(D)
Master Asset Securitization Trust	5.00%	12/25/2018	—	—	3,634	3,621	3,634	3,621	(A)
Merrill Lynch Floating Trust	5.23%	6/15/2022	6,750	6,540	4,250	4,118	11,000	10,658	(A)(C)(D)
Merrill Lynch Mortgage Investors, Inc.	6.51%	5/25/2032	—	—	1,303	1,296	1,303	1,296	(D)
Merrill Lynch Mortgage Trust	4.57%	6/12/2043	131,849	3,023	—	—	131,849	3,023	(G)(K)
Merrill Lynch Mortgage Trust	5.24%	11/12/2035	—	—	5,000	5,066	5,000	5,066	(A)
Merrill Lynch/Countrywide Commercial Mortgage Trust	5.20%	12/12/2049	9,000	8,689	10,000	9,655	19,000	18,344	(A)
Morgan Stanley ABS Capital I	6.37%	11/25/2032	—	—	3,956	3,626	3,956	3,626	(A)(D)
Morgan Stanley Capital	5.13%	10/15/2020	—	—	5,500	5,253	5,500	5,253	(C)(D)
Morgan Stanley Capital I	5.70%	4/15/2049	—	—	4,900	4,994	4,900	4,994	(D)
Renaissance Home Equity Loan Trust	7.00%	9/25/2037	7,140	4,998	3,330	2,331	10,470	7,329	(K)
Renaissance Home Equity Loan Trust	7.50%	04/25/2037- 06/25/2037	4,455	2,334	1,700	775	6,155	3,109	(K)
Residental Asset Mortgage Products, Inc.	5.70%	10/25/2031	—	—	2,595	2,546	2,595	2,546
Spirit Master Funding LLC	5.76%	3/20/2024	6,777	6,521	5,809	5,589	12,586	12,110	(A)(C)
Structured Asset Securities Corp.	5.87%	2/25/2033	—	—	4,629	4,392	4,629	4,392	(D)
Structured Asset Securities Corp.	7.36%	2/25/2037	4,000	879	2,000	440	6,000	1,319	(D)(K)
Wachovia Bank Commercial Mortgage Trust	4.52%	5/15/2044	9,000	8,881	—	—	9,000	8,881	(A)
Wamu Commerical Mortgage Securities Trust	6.31%	3/23/2045	8,500	7,384	—	—	8,500	7,384	(D)(K)
				209,145		159,455		368,600
Corporate Bonds: Investment Grade 0.2%
Finance 0.2%
North Street Referenced Linked Notes	6.03%	7/30/2010	2,750	2,145	1,500	1,170	4,250	3,315	(D)(K)
U.S. Government Agencies 61.3%
Federal Home Loan Mortgage Corporation 15.2%
Mortgage Backed Securities	4.50%	2018	—	—	1,493	1,468	1,493	1,468
Mortgage Backed Securities	4.93%	2035	—	—	3,064	3,062	3,064	3,062	(D)
Mortgage Backed Securities	5.45%	2036	6,769	6,795	—	—	6,769	6,795	(A)(D)
Mortgage Backed Securities	5.49%	2036	10,456	10,443	—	—	10,456	10,443	(A)(D)
Mortgage Backed Securities	5.50%	2034	—	—	25,680	25,661	25,680	25,661	(A)
Mortgage Backed Securities	5.50%	2023	—	—	24,000	24,285	24,000	24,285	(H)
Mortgage Backed Securities	5.61%	2036	20,526	20,712	—	—	20,526	20,712	(A)(D)
Mortgage Backed Securities	5.83%	2037	7,926	8,059	—	—	7,926	8,059	(D)
Mortgage Backed Securities	5.94%	2037	—	—	9,809	9,972	9,809	9,972	(D)
Mortgage Backed Securities	6.00%	2021-2034	2,506	2,558	1,209	1,234	3,715	3,792
Mortgage Backed Securities	6.00%	2038	50,000	50,734	20,500	20,801	70,500	71,535	(H)
Mortgage Backed Securities	6.50%	2014-2037	4,418	4,552	1,698	1,760	6,116	6,312
Mortgage Backed Securities	6.50%	2032	2,019	2,088	—	—	2,019	2,088	(A)
Mortgage Backed Securities	7.00%	2026-2032	20	21	1,370	1,435	1,390	1,456	(A)
Mortgage Backed Securities	7.00%	2031-2032	4	4	692	727	696	731	(A)
Mortgage Backed Securities	7.50%	2024-2025	—	—	35	37	35	37
Mortgage Backed Securities	8.00%	2013-2024	—	—	108	115	108	115
Mortgage Backed Securities	8.50%	2009-2024	—	—	37	38	37	38
Mortgage Backed Securities	9.50%	2008	—	—	2	2	2	2
Mortgage Backed Securities	10.00%	2020	—	—	64	73	64	73
				105,966		90,670		196,636
Remic - Pac's	5.00%	2019-2034	17,620	17,594	6,895	6,658	24,515	24,252
Remic - Pac's	5.50%	2016	10,335	10,509	—	—	10,335	10,509
Remic - Pac's	6.00%	2031	4,777	4,828	—	—	4,777	4,828	(A)
Remic - Pac's	6.50%	2032	5,710	5,976	—	—	5,710	5,976
Remic - Pac's	6.50%	2028	2,931	3,058	—	—	2,931	3,058	(A)
				41,965		6,658		48,623
Remic - Z Bonds	5.50%	2033	—	—	12,860	11,533	12,860	11,533	(I)
				147,931		108,861		256,792

Part B-4

			Hartford U.S. Government Securities HLS Fund Acquiring Fund		Hartford Mortgage Securities HLS Fund Target Fund(L)		Proforma Combined
Security Description	Coupon Rate	Maturity Date	Shares/ Par	Market Value†	Shares/ Par	Market Value†	Shares/ Par	Market Value†
Federal National Mortgage Association 24.9%
Mortgage Backed Securities	4.75%	2035	$12,485	$12,467	$5,619	$5,611	$18,104	$18,078	(A)(D)
Mortgage Backed Securities	4.76%	2035	1,703	1,700	—	—	1,703	1,700	(A)(D)
Mortgage Backed Securities	4.83%	2034	8,334	8,321	—	—	8,334	8,321	(A)(D)
Mortgage Backed Securities	4.86%	2035	1,101	1,096	—	—	1,101	1,096	(A)(D)
Mortgage Backed Securities	4.94%	2035	2,153	2,178	—	—	2,153	2,178	(A)(D)
Mortgage Backed Securities	5.00%	2018-2035	—	—	21,390	21,030	21,390	21,030
Mortgage Backed Securities	5.01%	2035	7,107	7,203	—	—	7,107	7,203	(A)(D)
Mortgage Backed Securities	5.07%	2035	8,269	8,325	—	—	8,269	8,325	(A)(D)
Mortgage Backed Securities	5.14%	2035	6,997	7,044	—	—	6,997	7,044	(A)(D)
Mortgage Backed Securities	5.22%	2035	7,436	7,471	—	—	7,436	7,471	(A)(D)
Mortgage Backed Securities	5.34%	2037	—	—	14,411	14,584	14,411	14,584	(D)
Mortgage Backed Securities	5.47%	2036	10,238	10,271	—	—	10,238	10,271	(A)(D)
Mortgage Backed Securities	5.50%	2015-2033	1,126	1,142	8,406	8,412	9,532	9,554
Mortgage Backed Securities	5.50%	2016-2019	20,834	21,133	—	—	20,834	21,133	(A)
Mortgage Backed Securities	5.53%	2037	19,249	19,418	7,954	8,016	27,203	27,434	(D)
Mortgage Backed Securities	5.79%	2037	23,878	24,290	—	—	23,878	24,290	(D)
Mortgage Backed Securities	5.94%	2037	—	—	8,485	8,599	8,485	8,599	(D)
Mortgage Backed Securities	6.00%	2013-2037	19,967	20,114	21,353	21,770	41,320	41,884	(D)
Mortgage Backed Securities	6.00%	2013-2034	19,728	20,061	—	—	19,728	20,061	(A)
Mortgage Backed Securities	6.00%	2037	10,292	10,562	3,743	3,841	14,035	14,403	(A)(D)
Mortgage Backed Securities	6.01%	2009	876	882	—	—	876	882
Mortgage Backed Securities	6.50%	2013-2037	9,535	9,804	24,041	24,822	33,576	34,626
Mortgage Backed Securities	6.50%	2014-2032	2,331	2,410	—	—	2,331	2,410	(A)
Mortgage Backed Securities	6.50%	2038	—	—	3,600	3,700	3,600	3,700	(H)
Mortgage Backed Securities	7.00%	2011-2032	—	—	3,464	3,620	3,464	3,620
Mortgage Backed Securities	7.50%	2023	77	82	—	—	77	82
Mortgage Backed Securities	8.00%	2029-2031	—	—	274	294	274	294
Mortgage Backed Securities	8.50%	2017	8	9	—	—	8	9	(A)
Mortgage Backed Securities	9.00%	2021	4	4	72	78	76	82
Mortgage Backed Securities	9.00%	2020	1	1	—	—	1	1	(A)
Mortgage Backed Securities	9.75%	2020	7	8	—	—	7	8
				195,996		124,377		320,373
Notes	5.30%	2012	50,000	50,592	—	—	50,000	50,592	(B)
Remic - IO & IO-Ette	10.00%	2037	—	—	18,347	4,479	18,347	4,479	(G)
Remic - Pac's	4.50%	2016	3,042	3,038	—	—	3,042	3,038
Remic - Pac's	5.50%	2014-2035	12,782	12,825	10,371	10,320	23,153	23,145
Remic - Pac's	5.50%	2033	14,000	14,148	—	—	14,000	14,148	(A)
Remic - Pac's	6.50%	2031	—	—	1,700	1,781	1,700	1,781
				30,011		12,101		42,112
Remic - Z Bonds	6.50%	2029	3,466	3,584	—	—	3,466	3,584	(I)
Zero Coupon	11.00%	2009	—	—	6	6	6	6	(E)
				280,183	7	140,963	7	421,146
Government National Mortgage Association 4.0%
Mortgage Backed Securities	5.00%	2034	8,572	8,375	—	—	8,572	8,375	(A)
Mortgage Backed Securities	6.00%	2033-2034	5,021	5,130	5,099	5,230	10,120	10,360	(A)
Mortgage Backed Securities	6.00%	2038	—	—	35,600	36,323	35,600	36,323	(H)
Mortgage Backed Securities	6.50%	2028-2032	—	—	4,753	4,930	4,753	4,930	(A)
Mortgage Backed Securities	7.00%	2030-2032	1,330	1,411	2,088	2,213	3,418	3,624	(A)
Mortgage Backed Securities	7.50%	2022-2030	167	178	629	671	796	849	(A)
Mortgage Backed Securities	8.50%	2017-2030	—	—	124	135	124	135	(A)
Mortgage Backed Securities	9.50%	2009-2020	3	3	63	66	66	69	(A)
				15,097		49,568		64,665
Remic - Pac's	6.50%	2031	3,250	3,414	—	—	3,250	3,414
				18,511		49,568		68,079

Part B-5

			Hartford U.S. Government Securities HLS Fund Acquiring Fund		Hartford Mortgage Securities HLS Fund Target Fund(L)		Proforma Combined
Security Description	Coupon Rate	Maturity Date	Shares/ Par	Market Value†	Shares/ Par	Market Value†	Shares/ Par	Market Value†
Other Government Agencies 17.2%
Small Business Adminstration Participation Certificates	4.95%	2025	$3,990	$3,925	$—	$—	$3,990	$3,925
Small Business Adminstration Participation Certificates	5.12%	2026	6,146	6,187	3,428	3,451	9,574	9,638
Small Business Adminstration Participation Certificates	5.23%	2027	4,707	4,719	2,327	2,334	7,034	7,053
Small Business Adminstration Participation Certificates	5.31%	2022-2027	14,903	15,093	4,972	5,019	19,875	20,112
Small Business Adminstration Participation Certificates	5.32%	2027	15,774	15,992	8,324	8,440	24,098	24,432
Small Business Adminstration Participation Certificates	5.35%	2026	17,461	17,848	—	—	17,461	17,848
Small Business Adminstration Participation Certificates	5.36%	2026	9,194	9,321	5,211	5,283	14,405	14,604
Small Business Adminstration Participation Certificates	5.37%	2026	6,867	6,993	3,892	3,963	10,759	10,956
Small Business Adminstration Participation Certificates	5.49%	2027	8,062	8,218	—	—	8,062	8,218
Small Business Adminstration Participation Certificates	5.52%	2024	3,845	3,951	—	—	3,845	3,951
Small Business Adminstration Participation Certificates	5.54%	2026	10,277	10,549	—	—	10,277	10,549
Small Business Adminstration Participation Certificates	5.56%	2027	11,657	11,952	4,857	4,980	16,514	16,932
Small Business Adminstration Participation Certificates	5.57%	2027	32,000	32,777	10,000	10,243	42,000	43,020
Small Business Adminstration Participation Certificates	5.57%	2026	8,331	8,569	—	—	8,331	8,569	(A)
Small Business Adminstration Participation Certificates	5.64%	2026	8,089	8,302	—	—	8,089	8,302
Small Business Adminstration Participation Certificates	5.71%	2027	9,338	9,643	4,461	4,607	13,799	14,250
Small Business Adminstration Participation Certificates	5.76%	2021	3,856	3,976	—	—	3,856	3,976
Small Business Adminstration Participation Certificates	5.78%	2021-2027	15,162	15,692	—	—	15,162	15,692
Small Business Adminstration Participation Certificates	5.82%	2026-2027	16,528	17,164	3,941	4,091	20,469	21,255
Small Business Adminstration Participation Certificates	5.87%	2026	9,980	10,391	—	—	9,980	10,391	(A)
Small Business Adminstration Participation Certificates	6.07%	2026	7,675	8,058	—	—	7,675	8,058
Small Business Adminstration Participation Certificates	6.30%	2019	—	—	8,201	8,484	8,201	8,484
				229,320		60,895		290,215
Total U.S. Govenmnet Agencies				$675,945		$360,287		$1,036,232
U.S. Government Securities 14.8%
Other Direct Federal Obligations 3.0%
Federal Farm Credit Bank	3.75%	2010	50,000	50,138	—	—	50,000	50,138	(B)
U.S. Treasury Securities 11.8%
U.S. Treasury Notes	0.88%	2010	6,000	6,595	—	—	6,000	6,595	(B)(F)
U.S. Treasury Notes	2.38%	2017	12,000	13,119	—	—	12,000	13,119	(F)
U.S. Treasury Notes	3.13%	2009	54,375	54,435	—	—	54,375	54,435	(B)
U.S. Treasury Notes	4.13%	2012	27,985	28,814	—	—	27,985	28,814	(B)
U.S. Treasury Notes	4.25%	2017	15,500	15,770	—	—	15,500	15,770	(B)
U.S. Treasury Notes	4.50%	2017	8,900	9,225	—	—	8,900	9,225	(B)
U.S. Treasury Notes	4.63%	2009-2016	70,212	72,177	—	—	70,212	72,177	(B)
				200,135		—		200,135
Total U.S. Govenmnet Securities				250,273		—	—	250,273
Total long-term investments				$1,137,508		$520,912		$1,658,420

Part B-6

			Hartford U.S. Government Securities HLS Fund Acquiring Fund		Hartford Mortgage Securities HLS Fund Target Fund(L)		Proforma Combined
Security Description	Coupon Rate	Maturity Date	Shares/ Par	Market Value†	Shares/ Par	Market Value†	Shares/ Par	Market Value†
Short-Term Investments 27.1%
Finance 7.4%
Federal Home Loan Bank	4.33%	1/2/2008	$55,000	$54,990	$20,000	$19,996	$75,000	$74,986
Federal Home Loan Mortgage Corp.	4.27%	1/7/2008	25,000	24,980	—	—	25,000	24,980
Federal National Mortgage Association	4.28%	1/7/2008	25,000	24,979	—	—	25,000	24,979	(B)
				104,949		19,996		124,945
Repurchase Agreements 1.3%
RBS Greenwich Capital Markets Repurchase Agreement dated 12/31/2007, maturity amount of $7,094 and $3,903, respectively (collateralized by U.S. Treasury Note 3.63%, 2012, value of $7,265 and $3,997, respectively)	1.30%	1/2/2008	$7,094	$7,094	$3,903	$3,903	$10,997	$10,997
UBS Securities, Inc. Repurchase Agreement dated 12/31/2007, maturity amount of $6,919 and $3,806, respectively (collateralized by U.S. Treasury Notes 3.38% - 12.50%, 2009 - 2014, value of $7,068 and $3,889, respectively)	1.25%	1/2/2008	6,918	6,918	3,806	3,806	10,724	10,724
				14,012		7,709		21,721
Securities Purchased with Proceeds from Securities Lending 18.3%
Navigator Prime Portfolio			309,650	309,650	—	—	309,650	309,650
U.S. Treasury Bills 0.1%
U.S. Treasury Bill	2.83%	3/13/2008	1,800	1,789	—	—	1,800	1,789	(E)(J)
U.S. Treasury Bill	2.85%	3/13/2008	—	—	475	472	475	472	(E)(J)
				1,789		472		2,261
Total short-term investments				$430,400		$28,177		$458,577
Total investments in securities				$1,567,908		$549,089		$2,116,997
Total cost of securities				$1,579,747		$559,471		$2,139,218

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

(A)  This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(B)  Security is partially on loan at December 31, 2007.

(C)  Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutionalbuyers. Pursuant to guidelins adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2007, was $49,378, which represents 2.92% of total net assets.

(D)  Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2007.

(E)  The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(F)  U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(G)  The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at December 31, 2007.

(H)  The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2007 was $135,595.

(I)  Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

(J)  Securities pledged as initial margin deposit for open futures contracts at December 31, 2007.

Part B-7

Futures Contracts Outstanding at December 31, 2007

Description	Number of Contract *	Position	Expiration Month	Unrealized Appreciation/ Depreciation
2 Year U.S. Treasury Note	6,719	Long	Mar 2008	$1,911
5 Year U.S. Treasury Note	1,333	Long	Apr 2008	566
10 Year U.S. Treasury Note	3,593	Short	Mar 2008	(1,628)
U.S. Long Bond	495	Short	Mar 2008	526
				$1,375

*  The number of contracts does not omit 000's.

(K)  The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictionson resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Aquired	Shares/Par	Security	Cost Basis
10/2006	6,000	Ansonia CDO Ltd., 5.10%, 07/28/2046 — 144A	$6,000
10/2006	3,800	Ansonia CDO Ltd., 5.15%, 07/28/2046 — 144A	3,800
11/2006	13,000	Arbor Realty Mortgage Securities, 5.46%, 01/26/2042 — 144A	13,000
02/2003	37,100	Banc of America Commercial Mortgage, Inc., 4.83% 07/11/2043 — 144A	1,231
05/2007	94,823	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 — 144A	13,542
08/2007	76,538	Bayview Commercial Asset Trust, 7.50%, 07/25/2037 — 144A	10,557
04/2007	1,100	Bayview Financial Acquistion Trust, 6.50%, 05/28/2037	1,100
04/2007	1,435	Bayview Financial Acquistion Trust, 7.80%, 05/28/2037	1,386
04/2007	700	Bayview Financial Acquistion Trust, 7.85%, 05/28/2037	676
04/2007	5,984	Bear Stearns Asset Backed Securities, Inc., 5.96%, 05/25/2037	5,984
05/2005 — 08/2007	213,850	Bear Stearns Commercial Mortgage Securities, Inc., 4.65%, 02/11/2041	2,065
02/2003	30,406	Bear Stearns Commercial Mortgage Securities, Inc., 4.85%, 08/15/2038 — 144A	1,538
03/2007	4,906	Carrington Mortgage Loan Trust, 6.51%, 02/25/2037	4,906
05/2007	2,399	CBA Commercial Small Balance Commercial Mortgage, 6.09%, 07/25/2039 — 144A	2,399
05/2007	2,509	CBA Commercial Small Balance Commercial Mortgage, 6.50%, 07/25/2039 — 144A	2,509
05/2007	61,017	CBA Commercial Small Balance Commercial Mortgage, 7.25%, 07/25/2039 — 144A	5,539
10/2006	5,000	Citigroup Commercial Mortgage Trust, 5.27%, 08/15/2021 — 144A	5,000
10/2006	4,343	Commercial Mortgage Pass-Through Certificate, 5.31%, 12/15/2020 — 144A	4,343
10/2006	4,343	Commercial Mortgage Pass-Through Certificate, 5.32%, 12/15/2020 — 144A	4,343
02/2003	45,310	CS First Boston Mortgage Securities Corp., 4.10%, 03/15/2035 — 144A	1,289
06/2003	825	First Franklin Mortgage Loan Asset Backed Certificates, 7.34%, 07/25/2033	825
09/2006	71	Hasco NIM Trust, 6.17%, 08/26/2036 — 144A	71
03/2003	30,666	LB-UBS Commercial Mortgage Trust, 4.25%, 12/15/2036 — 144A	771
11/2006	4,400	LNR CDO Ltd., 5.15%, 05/28/2043 — 144A	4,409
11/2006	2,800	LNR CDO Ltd., 5.20%, 05/28/2043 — 144A	2,806
07/2004	29,113	Mach One Trust Commercial Mortgage-Backed, 6.09%, 05/28/2040 — 144A	966
04/2007	4,000	Marathon Real Estate CDO Ltd., 6.27%, 05/25/2046 — 144A	3,893
06/2005	131,849	Merrill Lynch Mortgage Trust, 4.57%, 06/12/2043	3,033
11/2006	4,250	North Street Referenced Linked Notes, 6.03%, 07/30/2010 — 144A	3,787
08/2007	10,470	Renaissance Home Equity Loan Trust, 7.00%, 09/25/2037	8,380
03/2007 — 05/2007	6,155	Renaissance Home Equity Loan Trust, 7.50%, 04/25/2037 — 09/25/2037	5,564
03/2007	6,000	Structured Asset Securities Corp., 7.36%, 02/25/2037	5,577
06/2007	8,500	Wamu Commercial Mortgage Securities Trust, 6.31%, 03/23/2045 — 144A	8,468

The aggregate value of these securities at December 31, 2007, was $108,631 which represent 6.43% of total net assets.

Part B-8

(L)  As of December 31, 2007, all Portfolio Securities of the Acquired Fund would comply with the investment restrictions of the Acquiring Fund.

Forward Foreign Currency Contracts Outstanding at December 31, 2007

Description	Market Value +	Contract Amount	Delivery Date	Unrealized Appreciation/ Depreciation
Canadian Dollar (Buy)	$10,396	$11,200	01/15/08	$(264)
Canadian Dollar (Sell)	10,396	11,089	01/15/08	153
				$(111)

+  See Note 3b of accompanying Notes to Financial Statements regarding valuation of securities.

Part B-9

Proforma Statement of Operations
For the Year Ended December 31, 2007
Hartford U.S. Government Securities HLS Fund (Acquiring)
Hartford Mortgage Securities HLS Fund (Target)
(Unaudited, 000's omitted)

	Hartford U.S. Government Securities HLS Fund	Hartford Mortgage Securities HLS Fund	Proforma Adjustments		Proforma Combined
Investment Income:
Interest	$59,211	$28,343	$—		$87,554
Securities lending	470	—	—		470
Total investment income, net	59,681	28,343	—		88,024
Expenses:
Investment management and advisory fees	5,061	1,270	1,016	(A)	7,347
Administrative services fees	—	1,016	(1,016	)(A)	—
Distribution fees — Class IB	735	317	—		1,052
Custodian fees	10	1	(2	)(B)	9
Accounting services	—	76	(76	)(A)	—
Board of Directors' fees	21	11	—		32
Other expenses	184	90	(8	)(B)	266
Total expenses (before fees paid indirectly)	6,011	2,781	(86)		8,706
Expense waivers	—	—	—		—
Commission recapture	—	—	—		—
Custodian fee offset	(1)	(3)	—		(4)
Total fees paid indirectly	(1)	(3)	—		(4)
Total expenses, net	6,010	2,778	(86)		8,702
Net investment income	53,671	25,565	86		79,322
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	2,618	(1,501)	—		1,117
Net realized gain (loss) of futures contracts	(1,423)	(77)	—		(1,500)
Net realized gain (loss) on foreign currency transactions	(6)	—	—		(6)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:	1,189	(1,578)	—		(389)
Net Changes in Unrealized Appreciation (Depreciation) of Investments and and Foreign Currency Transactions:
Net unrealized depreciation of investments	(8,874)	(7,667)	—		(16,541)
Net unrealized appreciation of futures contracts	1,779	63	—		1,842
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(110)	—	—		(110)
Net Changes in Unrealized Depreciation of Investments and and Foreign Currency Transactions:	(7,205)	(7,604)	—		(14,809)
Net Loss on Investments and Foreign Currency Transactions:	(6,016)	(9,182)	—		(15,198)
Net Increase in Net Assets Resulting from Operations	$47,655	$16,383	$86		$64,124

(A)  Based on contract in effect for surviving fund.

(B)  Decrease due to the elimination of duplicative expenses achieved by merging the funds.

The Notes of the Pro Forma Financial Statements Are an Integral Part of These Pro Forma Financial Statements.

Part B-10

Acquiring Fund
Pro Forma Notes to Combining Financial Statements
December 31, 2007
(Unaudited, 000's omitted)

1) Description of the Fund

The Acquiring Fund, Hartford U.S. Government Securities HLS Fund, ("Acquiring Fund") a series of Hartford HLS Series Fund II, Inc. ("Corporation"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

Acquiring Fund consists of two classes of shares: Class IA and Class IB. Each class is offered at net asset value without a sales charge and is subject to the expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

2) Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Target Fund, Hartford Mortgage Securities HLS Fund, a series of Hartford Series Fund, Inc., by Acquiring Fund as if such acquisition had taken place as of December 31, 2007.

Under the terms of the Plan of Reorganization, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value. The statement of assets and liabilities and the related statement of operations of Target Fund and Acquiring Fund have been combined as of and for the twelve months ended December 31, 2007. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for precombination periods of the surviving fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Fund included in their respective annual reports dated December 31, 2007.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Target Fund by Acquiring Fund had taken place as of December 31, 2007.

3) Significant Accounting Policies

a)  Security Transactions — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

b)  Security Valuation and Investment Income — The Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time, referred to as the "Valuation Time") that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund's Board of Directors which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the net asset value ("NAV") of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would have been calculated using market prices at the close of the exchange on which a portfolio security is principally traded but before

Part B-11

the close of the exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV per share.

  Debt securities (other than short-term obligations) held by a Fund are valued on the basis of valuations furnished by unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days.

  Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the "Primary Market") at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. ("Nasdaq") or another over-the-counter ("OTC") market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent bid quotation on such exchange or market at the Valuation Time.

  Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using the prevailing exchange rates.

  Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sale price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

  Futures contracts shall be valued at the final settlement price reported by an exchange on which they are principally traded. If there were no trades as of the valuation day, then the contract shall be valued at the closing bid price as of the Valuation Time.

  Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

  A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time. In the event that the applicable pricing service cannot provide the spot currency rates and forward currency rates in a timely fashion, such rates may be obtained from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

  Swaps and other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund's Board of Directors.

  Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

  Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization or premium and accretion of discounts, is accrued on a daily basis.

c)  Use of Estimates — The preparation of the pro forma financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the pro forma financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

Part B-12

4) Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at December 31, 2007, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Target Fund, as of December 31, 2007, divided by the net asset value per share of the shares of Acquiring Fund as of December 31, 2007. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2007:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization from Hartford Mortgage Securities HLS Fund	Total Outstanding Shares Post-Combination
Class IA	82,963	31,634	114,597
Class IB	26,851	10,269	37,120

5) Federal Income Taxes

Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

Part B-13